                                                 '33 ACT       FILE NO. 33-9221
                                                 '40 ACT      FILE NO. 811-3365


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-4
                   REGISTRATION STATEMENT UNDER THE SECURITIES
                                   ACT OF 1933

                        PRE-EFFECTIVE AMENDMENT NO.  ____            [ ]

                        POST-EFFECTIVE AMENDMENT NO. 1               [X]
                                     AND/OR

                   REGISTRATION STATEMENT UNDER THE INVESTMENT
                               COMPANY ACT OF 1940
                               AMENDMENT NO. 81                      [X]
                        (CHECK APPROPRIATE BOX OR BOXES.)
                     SECURITY FIRST LIFE SEPARATE ACCOUNT A
                           (EXACT NAME OF REGISTRANT)

                      SECURITY FIRST LIFE INSURANCE COMPANY
                               (NAME OF DEPOSITOR)

           11365 WEST OLYMPIC BOULEVARD, LOS ANGELES, CALIFORNIA 90064 (ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

       DEPOSITOR'S TELEPHONE NUMBER, INCLUDING AREA CODE: (310) 312-6100

                               RICHARD C. PEARSON
                    SENIOR VICE PRESIDENT AND GENERAL COUNSEL
                      SECURITY FIRST LIFE INSURANCE COMPANY
           11365 WEST OLYMPIC BOULEVARD, LOS ANGELES, CALIFORNIA 90064
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE SPACE)

 X  IMMEDIATELY UPON FILING PURSUANT TO PARAGRAPH (b) OF RULE 485
---
    ON [DATE]PURSUANT TO PARAGRAPH (b) OF RULE 485
---
    60 DAYS AFTER FILING PURSUANT TO PARAGRAPH (a) of RULE 485
---
    ON [DATE] PURSUANT TO PARAGRAPH (a)(1) OF RULE 485
---

IF APPROPRIATE, CHECK THE FOLLOWING BOX:

    THIS POST-EFFECTIVE AMENDMENT DESIGNATES A NEW EFFECTIVE DATE FOR A --- PREVIOUSLY FILED POST-EFFECTIVE AMENDMENT.

THE COMPANY HAS ELECTED PURSUANT TO RULE 24f-2 UNDER THE INVESTMENT COMPANY ACT OF 1940 TO REGISTER AN INDEFINITE NUMBER OF SECURITIES.

                     SECURITY FIRST LIFE SEPARATE ACCOUNT A

                              CROSS REFERENCE SHEET
                               PART A - PROSPECTUS

Item Number in Form N-4                       Caption in Prospectus
-----------------------                       ---------------------
1.   Cover Page                               Cover Page

2.   Definitions                              Glossary

3.   Synopsis                                 Summary of the Contracts; Fee Tables

4.   Condensed Financial Information          Condensed Financial Information; Financial
                                              Information

5.   General Description of Registrant,       Description of Security First Life Insurance
     Depositor and Portfolio Companies        Company, The Separate Account and The Funds;
                                              Voting Rights

6.   Deductions and Expenses                  Contract Charges

7.   General Description of Variable          Description of the Contracts; Accumulation
     Annuity Contracts                        Period; Annuity Benefits

8.   Annuity Period                           Annuity Benefits

9.   Death Benefit                            Death Benefits

10.  Purchases and Contract Value             Description of the Contracts; Accumulation
                                              Period; Principal Underwriter

11.  Redemptions                              Accumulation Period

12.  Taxes                                    Federal Income Tax Status

13.  Legal Proceedings                        Legal Proceedings

14.  Table of Contents of the Statement of    Table of Contents of the Statement of
     Additional Information                   Additional Information

                  PART B - STATEMENT OF ADDITIONAL INFORMATION

15.  Cover Page                               Cover Page

16.  Table of Contents                        Table of Contents

17.  General Information and History          The Insurance Company; The Separate
                                              Account

18.  Services                                 Servicing Agent; Safekeeping of Securities;
                                              Independent Public Accountant; Legal
                                              Matters

19.  Purchase of Securities Being Offered     Purchase of Securities Being Offered

20.  Underwriters                             Distribution of the Contracts

21.  Calculation of Yield Quotations of       Not Applicable
     Money Market Subaccounts

22.  Annuity Payments                         Annuity Payments

23.  Financial Statements                     Financial Statements


                                     PART C

Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this registration statement.

                      SECURITY FIRST LIFE SEPARATE ACCOUNT
--------------------------------------------------------------------------------

                             GROUP FLEXIBLE PAYMENT
                           VARIABLE ANNUITY CONTRACTS

                     Security First Life Insurance Company
                          11365 West Olympic Boulevard
                         Los Angeles, California 90064
--------------------------------------------------------------------------------

The group flexible payment fixed and variable contracts (the "Contracts") described in this prospectus are issued by Security First Life Insurance Company ("Security First Life"). These Contracts are designed to provide annuity benefits to employees of public school systems and certain tax-exempt organizations as tax deferred annuity contracts under the provisions of Section 403(b) of the Internal Revenue Code of 1986 (the "Code"), to retirement plans that qualify under Section 401 of the Code, to employees covered under employer deferred compensation plans which are qualified under Section 457 of the Code, and to individuals as individual retirement annuities under Section 408 of the Code.

Participants may allocate premiums and cash value to one or more series of the Separate Account (the "Series"). The assets of the Series will be used to purchase, at net asset value, shares of (i) the Money Market Portfolio and Growth Portfolio of the Variable Insurance Products Fund; (ii) the Asset Manager Portfolio, Contrafund Portfolio and Index 500 Portfolio of the Variable Insurance Products Fund II; (iii) the T. Rowe Price Bond Series (formerly Bond Series), the T. Rowe Price Growth and Income Series (formerly Growth and Income Series) and the Virtus U.S. Government Income Series (formerly U.S. Government Income Series) of the Security First Trust; (iv) the International Portfolio of the Scudder Variable Life Investment Fund; and (v) the Small Capitalization Portfolio of The Alger American Fund (referred to herein as the "Funds").


This prospectus sets forth information a prospective investor should know before investing. Additional information about the Contracts has been filed with the Securities and Exchange Commission ("SEC") in a Statement of Additional Information, dated January 7, 1997, which information is incorporated herein by reference and is available without charge upon written request to Security First Life Insurance Company, P.O. Box 92193, Los Angeles, California 90009 or by telephoning 1(800)283-4536.


The table of contents of the Statement of Additional Information appears on Page 24 of the Prospectus.
--------------------------------------------------------------------------------

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING OF SHARES OF ANY UNDERLYING FUND FOR WHICH A CURRENT PROSPECTUS HAS NOT BEEN RECEIVED AND IN NO EVENT WILL DESIGNATION OF AN UNDERLYING FUND FOR WHICH A CURRENT PROSPECTUS HAS NOT BEEN RECEIVED BE PERMITTED. PLEASE READ AND RETAIN THIS PROSPECTUS FOR FUTURE REFERENCE.
--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------


Prospectus dated January 7, 1997                                   SF 230 (1/97)

                               TABLE OF CONTENTS

                                                                          PAGE
                                                                          ----
Glossary................................................................    3
Summary of the Contract.................................................    4
Fee Tables..............................................................    7
Condensed Financial Information.........................................   10
Performance.............................................................   10
Financial Information...................................................   10
Description of Security First Life Insurance Company,
  The Separate Account and The Funds....................................   10
    The Insurance Company...............................................   10
    The General Account.................................................   10
    The Separate Account................................................   11
    The Funds...........................................................   11
Principal Underwriter...................................................   12
Servicing Agent.........................................................   13
Custody of Securities...................................................   13
Contract Charges........................................................   13
    Premium Taxes.......................................................   13
    Sales Charges.......................................................   13
    Administration Fees.................................................   14
    Contract Maintenance Charge.........................................   14
    Transaction Charges.................................................   14
    Mortality and Expense Risk Charges..................................   14
    Free Look Period....................................................   15
    Deferred Compensation Plans.........................................   15
Description of the Contracts............................................   15
    General.............................................................   15
    Purchase Payments...................................................   15
    Conversions.........................................................   16
    Dollar Cost Averaging...............................................   16
    Reallocation Election...............................................   16
    Loans...............................................................   17
    Modification of the Contracts.......................................   17
    Assignment..........................................................   17
Accumulation Period.....................................................   18
    Crediting Accumulation Units in the Separate Account................   18
    Valuation of Accumulation Units.....................................   18
    Net Investment Factor...............................................   18
    Surrenders..........................................................   18
    Statement of Account................................................   18
Annuity Benefits........................................................   19
    Variable Annuity Payments...........................................   19
    Level Payments Varying Annually.....................................   19
    Assumed Investment Return...........................................   19
    Election of Annuity Date and Form of Annuity........................   20
    Frequency of Payment................................................   20
    Annuity Unit Values.................................................   21
Death Benefits..........................................................   21
    Death Benefit Before the Annuity Date...............................   21
    Death Benefit After the Annuity Date................................   21
Federal Income Tax Status...............................................   22
    Withholding.........................................................   23
    Multiple Contracts..................................................   23
    Obtaining Tax Advice................................................   23
Voting Rights...........................................................   23
Legal Proceedings.......................................................   24
Additional Information..................................................   24
Table of Contents of Statement of Additional Information................   24

No person has been authorized to give any information or to make any representations other than those contained in this Prospectus in connection with the offer described herein and, if given or made, such information or representations must not be relied upon as having been authorized. This Prospectus does not constitute an offer in any jurisdiction to any person to whom such offer would be unlawful therein.

                                    GLOSSARY

As used in this Prospectus, these terms have the following meanings:

ACCUMULATION UNIT -- A measuring unit used to determine the value of a Participant's interest in a General Account or Separate Account Series under a Contract at any time before Annuity payments commence.

ANNUITANT -- The individual on whose life Annuity payments under a Contract are based.

ANNUITY -- A series of periodic payments made to an Annuitant for a defined period of time.

ANNUITY DATE -- The date on which Annuity payments begin.

ANNUITY UNIT -- A measuring unit used to determine the amount of Variable Annuity payments based on a Separate Account Series after such payments have commenced.

ASSUMED INVESTMENT RETURN -- The investment rate selected by the Annuitant for use in determining the Variable Annuity payments.

BENEFICIARY -- The person who has the right to receive a Death Benefit on the death of the Participant.

BUSINESS DAY -- Each Monday through Friday except for days the New York Stock Exchange is not open for trading.

CERTIFICATE -- The form given to Participants describing their rights under a Contract. No Certificates are issued to Participants under deferred compensation or qualified retirement plans.

CERTIFICATE DATE -- The date a Participant's Certificate is issued, or the date when a Participant's Account is established where no Certificate is issued.

CERTIFICATE YEAR -- A period of 12 consecutive months beginning on the Certificate Date and each anniversary of this date.

CONTRACT -- The agreement between Security First Life and the group contractholder covering the rights of the whole group and the certificate issued to the Participants.

FIXED ANNUITY -- An Annuity providing guaranteed level payments. Such payments are not based upon the investment experience of the Separate Account.

FUND -- An open end management investment company, or series thereof, registered under the Investment Company Act of 1940 ("1940 Act"), which serves as the underlying investment medium for a Series of the Separate Account.

GENERAL ACCOUNT -- All assets of Security First Life other than those in the Separate Account or any of its other segregated asset accounts.

NORMAL ANNUITY DATE -- The earlier of (i) the first day of the month coincident with or immediately preceding the date on which a distribution must commence under the terms of the Plan to which the Contract is issued, or (ii) the first day of the month coincident with or next following the anniversary of the Certificate Date nearest the Participant's 75th birthday.

OWNER -- The person who has title to the Contract.

PARTICIPANT -- The individual by or for whom Purchase Payments are made under a Contract.

PARTICIPANT'S ACCOUNT -- The sum of the values of all Accumulated Units credited for a Participant under a Contract and the Participant's interest in the General Account.

PLAN -- The 403(b) plan, 457 deferred compensation plan, 401 qualified retirement plan or 408 individual retirement annuity with respect to which the Contract is issued.

PURCHASE PAYMENT -- The amounts paid to Security First Life in order to provide Annuity benefits under the Contract.

SEPARATE ACCOUNT -- The segregated asset account entitled "Security First Life Separate Account A" which has been established by Security First Life pursuant to Delaware law to receive and invest amounts allocated to provide Variable Annuity benefits under the Contracts. The Separate Account is registered as a unit investment trust under the 1940 Act.

SERIES -- A division of the Separate Account, the assets of which consist of shares of a Fund, or an accounting series maintained for Security First Life's General Account to determine values used to provide Fixed Annuity benefits under the Contracts.

SURRENDER CHARGE (Contingent Deferred Sales Charge) -- A percentage charge which may be deducted upon full or partial surrender, which varies according to the period of time that Purchase Payments have remained with Security Life prior to surrender.

VALUATION DATE -- Any Business Day used by the Separate Account to determine the value of part or all of its assets for purposes of determining Accumulation and Annuity Unit values for the Contracts. Security First Life will establish Valuation Dates at its discretion, but until notice to the contrary is given there will be one Valuation Date in each calendar week for Annuity Unit values, such date being the last Business Day in a week. Accumulation unit values will be determined each Business Day.

VALUATION PERIOD -- The period of time from one Valuation Date through the next Valuation Date.

VARIABLE ANNUITY -- An Annuity providing payments which will vary annually in accordance with the net investment experience of the applicable Separate Account Series.

                            SUMMARY OF THE CONTRACT

THE CONTRACT

    The Contract is a combined fixed and variable annuity contract which may be issued to plans qualified for special tax treatment under Section 403(b) of the Code (tax shelter annuities), retirement plans which qualify under Section 401 of the Code, Section 457 deferred compensation plans and Section 408 individual retirement annuities. This prospectus is intended to serve as a disclosure document only for the variable portion of the Contract. (See "Description of Contracts, General," page 15.)

PURCHASE PAYMENTS

    Purchase Payments under the Contract may be made to the General Account, the Separate Account or allocated between them in accordance with the election of the Participant. The minimum Purchase Payment is $20 with an annual minimum of $240. There is no initial sales charge; however, certain charges and deductions will be made to the Participant's Account. (See "Contract Charges," page 13.) Amounts allocated to a Series of the Separate Account may be converted to one or more of the other Separate Account Series at any time and may be transferred to the General Account at any time before the Annuity Date. Amounts allocated to the General Account may be transferred to the Separate Account subject to certain limitations as to time and amount. (See "Conversions," page 16, and "Reallocation," page 16.) Unless the Participant has made an election of a special option, the minimum conversion is the lesser of $500 or the balance of the Participant's Account in the Series.

SEPARATE ACCOUNT

    Pursuant to the Participant's designation, Purchase Payments allocated to the Separate Account are invested at net asset value in Accumulation Units of one or more of ten series, each of which consists of the Shares of a different Fund. The Funds presently consist of the Money Market Portfolio and Growth Portfolio of the Variable Insurance Products Fund, the Asset Manager Portfolio, Contrafund Portfolio and Index 500 Portfolio of the Variable Insurance Products Fund II, the T. Rowe Price Bond Series, T. Rowe Price Growth and Income Series and Virtus U.S. Government Income Series of the Security First Trust, the International Portfolio of the Scudder Variable Life Investment Fund, and the Small Capitalization Portfolio of The Alger American Fund. The investment adviser of the Variable Insurance Products Fund and the Variable Insurance Products Fund II is Fidelity Management & Research Company ("FMR"). The investment adviser and manager of Security First Trust is Security First Investment Management Corporation ("Security Management"). T. Rowe Price Associates, Inc. ("Price Associates") is subadvisor to Security Management with respect to the T. Rowe Price Bond Series and T. Rowe Price Growth and Income Series, and Virtus Capital Management, Inc. ("Virtus") is subadvisor to Security Management with respect to the Virtus U.S. Government Income Series. The investment adviser and manager of the Scudder Variable Life Investment Fund is Scudder, Stevens & Clark Inc. ("Scudder"). The investment adviser and manager of The Alger American Fund is Fred Alger Management, Inc. ("Alger Management"). (See "The Separate Account," page 11 and "The Funds," page 11.)

CHARGES AND DEDUCTIONS

    A transaction charge of $10 will be deducted from the Participant's Account for each conversion from a Series and upon annuitization of all or a portion of the Participant's Account. In addition, a transaction charge of the lesser of $10 or 2% of the amount withdrawn will be deducted from the Participant's Account upon each partial or full surrender. (See "Transaction Charges," page 14.) Conversion transaction fees are currently waived and such waiver is permanent for Certificates issued before termination of this waiver.

    An administration fee will be deducted daily from the Participant's interests in the Separate Account in the amount of .000274% (.10% per annum). (See "Administration Fees," page 14.)

    Daily deductions will be made for mortality risks in the amount of .002192% (.80% per annum) and for expense risks in the amount of .001233% (.45% per annum) (See "Mortality Risk and Expense Risk Charge," page 14).

    A surrender charge (contingent deferred sales charge) may be deducted in the event the Participant requests a full or partial surrender. The charge is based on a graduated table of charges starting at 7% for Purchase Payments credited within the calendar year of the surrender and decreasing 1% for each preceding calendar year or part thereof from the date of receipt and declining to 0% for Purchase Payments received earlier than the fourth calendar year prior to the surrender. No charge will be made for that part of the first surrender in a Certificate Year that does not exceed 10% from the Participant's interest in the Separate Account and 10% from his or her interest in the General Account. (See "Sales Charges," page 13.)

    The Contract permits Security First Life to deduct a contract maintenance charge of $27.50 plus $2.50 for each Series in which the Participant invests. The fee is payable on each anniversary of the Certificate Date. Until further notice, Security First Life will waive these administrative fees and this reduction is permanent for Certificates issued prior to the termination or reduction of the waiver. (See "Contract Maintenance Charge, page 14.")

    Premium taxes payable to any state or other governmental agency may be deducted from the Participant's Account when incurred. Premium taxes currently range from 0% to 2.35% (3.5% in Nevada). Until further notice to the Participant, Security First Life will waive deduction of premium taxes. (See "Premium Taxes," page 13.)

FREE LOOK PERIOD

    At any time within twenty days (or such longer period as required by state law) after the receipt of the Contract it may be returned for cancellation and a full refund of all Purchase Payments or, if required by state law, the greater of the Purchase Payments or the account value. (See "Free Look Period," page
15).

VARIABLE ANNUITY PAYMENTS

    Annuity payments will start on the Annuity Date. The Participant selects the Annuity Date, an Annuity payment option, and an Assumed Investment Return. Any of these selections may be changed prior to the Annuity Date. The Variable Annuity payment will vary annually based on a comparison of the Assumed Investment Returns with the investment experience of the Series in which the Annuity Units are invested. (See "Variable Annuity Payments," page 19.) If Annuity payments from any one Series would be less than $50, Security First Life reserves the right to change the frequency of the payments from that Series to such intervals as will result in payments of at least $50 from each Series. (See "Frequency of Payment," page 20.)

SURRENDERS

    If permitted by the Plan and the Contract, a Participant may surrender all or part of his or her account before the Annuity Date. Requests for partial or full surrenders must be made in writing. However, no partial surrender from a Series is permitted if it would reduce the Participant's interest in the Series to less than $200, unless the entire amount allocated to that Series is being surrendered. A surrender charge may be assessed and a transaction charge will be assessed. (See "Sales Charges," page 13 and "Transaction Charges," page 14.) In addition, the amounts surrendered, less any basis, will be taxed as ordinary income and may be subject to a penalty tax under the Code. Certain restrictions are applicable to withdrawals from Contracts funding retirement plans qualified for special tax treatment under the Code. (See "Federal Income Tax Status," page 22.)

LOANS (SECTION 403(B) PLANS ONLY)

    Participants whose Contracts are issued under a Plan which qualifies under
Section 403(b) of the Code may be eligible to obtain a loan from that portion of the Participant's Account allocated to the General Account. Security First

Life reserves the right to terminate loans and to change the terms under which loans may be made. Any such action would not affect outstanding loans. (See "Loans," page 17.) A default in the repayment of a loan may result in unrepaid loan proceeds being considered a distribution for tax purposes (See "Federal Income Tax Status," page 22.)

DEATH BENEFIT

    Unless otherwise restricted by the Plan, in the event of the Participant's death prior to the Annuity Date, the Beneficiary may elect either to receive death benefits in a lump sum or to apply the Annuity Value under any of the available Annuity options contained in the Contract. If a Participant who has not attained age 65 dies before the Annuity Date, the amount of any lump sum settlement will be the greater of the value of the Participant's Account or the total of the Participant's Purchase Payments, less any Purchase Payments previously withdrawn as partial surrenders or applied to annuity options. (See "Death Benefits," page 21.)

                                FEE TABLES(1)(6)

                        PARTICIPANT TRANSACTION EXPENSES

                                        Calendar
                                     Years Between
                                    Purchase Payment
                                     and Surrender         Percentage
                                    ----------------       ----------
 (a) Contingent Deferred Sales                   0             7%
     Charge (as a percentage of
     amount surrendered)               1 but not 2             6%
                                       2 but not 3             5%
                                       3 but not 4             4%
                                       4 but not 5             3%
                                         5 or more             0%
 (b) Transaction Charge                 Lesser of $10 or 2% for
                                        each surrender and $10
                                        for annuitization
     (i)  Surrender or
          Annuitization
     (ii) Conversion Charge
          (Currently Waived)             $10 per
                                        conversion
 (c) Contract Maintenance Charge        Maximum $55
     (Currently Waived)

                           SEPARATE ACCOUNT EXPENSES
                   (AS A PERCENTAGE OF AVERAGE ACCOUNT VALUE.
                   DEDUCTED DAILY FROM THE SEPARATE ACCOUNT.)

Administration Fee(2)..........................    .10% per annum
Mortality and Expense Risk Fees................   1.25% per annum
Total Separate Account Annual Expenses.........   1.35% per annum

                              FUND ANNUAL EXPENSES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                                                        Virtus
                            Money                 Asset                    Index      U.S. Govt.
                           Market     Growth     Manager    Contrafund      500         Income
                          Portfolio  Portfolio  Portfolio   Portfolio   Portfolio(3)    Series
                          ---------  ---------  ----------  ----------  ------------  -----------
(a) Management Fee.......   0.24%      0.61%       0.71%       0.61%        0.09%        0.22%
(b) Other Expenses
    (After Expense
    Reimbursement)(3)....   0.09%      0.09%       0.08%       0.11%        0.19%        0.48%
(c) Total Annual
    Expenses.............   0.33%      0.70%       0.79%       0.72%        0.28%        0.70%

                                                 T. Rowe
                                     T. Rowe      Price
                                      Price      Growth                           Small
                                       Bond     & Income    International    Capitalization
                                      Series     Series       Portfolio         Portfolio
                                     --------   ---------   --------------   ---------------
(a) Management Fee.................    0.50%      0.50%          0.88%            0.85%
(b) Other Expenses.................    0.79%      0.24%          0.20%            0.07%
(c) Total Annual Expenses..........    1.29%      0.74%          1.08%            0.92%

EXAMPLES(4)(5)

                                 CONDITIONS
 SEPARATE    A PARTICIPANT WOULD PAY THE FOLLOWING EXPENSES ON A                 TIME PERIODS
  ACCOUNT      $1,000 INVESTMENT ASSUMING 5% ANNUAL RETURN ON         ----------------------------------
  SERIES                           ASSETS:                            1 YEAR  3 YEARS  5 YEARS  10 YEARS
-----------  ---------------------------------------------------      ------  -------  -------  --------
Money        (a) upon surrender at the end of the stated time     (a)  $ 83    $ 103    $ 101     $209
Market           period
Portfolio
             (b) if the Certificate WAS NOT surrendered           (b)    17       53       91      199
             (c) if you annuitize at the end of the applicable    (c)    27       63      101      209
             time period
-----------  ---------------------------------------------------      ------  -------  -------  --------
Growth       SAME                                                 (a)    86      114      120      248
Portfolio
                                                                  (b)    21       64      110      238
                                                                  (c)    31       74      120      248
-----------  ---------------------------------------------------      ------  -------  -------  --------
Asset        SAME                                                 (a)    87      116      125      257
Manager
Portfolio
                                                                  (b)    22       67      115      247
                                                                  (c)    32       77      125      257
-----------  ---------------------------------------------------      ------  -------  -------  --------
Contrafund   SAME                                                 (a)    87      114      121      250
Portfolio
                                                                  (b)    21       65      111      240
                                                                  (c)    31       75      121      250
-----------  ---------------------------------------------------      ------  -------  -------  --------
Index        SAME                                                 (a)    82      101       99      203
500
Portfolio
                                                                  (b)    17       51       89      193
                                                                  (c)    27       61       99      203
-----------  ---------------------------------------------------      ------  -------  -------  --------
Virtus U.S.  SAME                                                 (a)    86      114      120      248
Govt.
Income
Series
                                                                  (b)    21       64      110      238
                                                                  (c)    31       74      120      248
-----------  ---------------------------------------------------      ------  -------  -------  --------
T. Rowe      SAME                                                 (a)    92      131      150      307
Price
Bond
Series
                                                                  (b)    27       82      140      297
                                                                  (c)    37       92      150      307
-----------  ---------------------------------------------------      ------  -------  -------  --------
T. Rowe      SAME                                                 (a)    87      115      122      252
Price
Growth &
Income
Series
                                                                  (b)    21       65      112      242
                                                                  (c)    31       75      122      252
-----------  ---------------------------------------------------      ------  -------  -------  --------
International SAME                                                (a)    90      125      140      287
Portfolio
                                                                  (b)    25       76      130      277
                                                                  (c)    35       86      140      287
-----------  ---------------------------------------------------      ------  -------  -------  --------

                                 CONDITIONS
 SEPARATE    A PARTICIPANT WOULD PAY THE FOLLOWING EXPENSES ON A                 TIME PERIODS
  ACCOUNT      $1,000 INVESTMENT ASSUMING 5% ANNUAL RETURN ON         ----------------------------------
  SERIES                           ASSETS:                            1 YEAR  3 YEARS  5 YEARS  10 YEARS
-----------  ---------------------------------------------------      ------  -------  -------  --------
Small        SAME                                                 (a)    88      120      132      271
Capitalization
Portfolio
                                                                  (b)    23       71      122      261
                                                                  (c)    33       81      132      271
-----------  ---------------------------------------------------      ------  -------  -------  --------

                     EXPLANATION OF FEE TABLE AND EXAMPLES

1. The purpose of the foregoing tables and examples is to assist the Participant in understanding the various costs and expenses that he or she will bear directly or indirectly. The table reflects expenses of the Separate Account as well as the underlying funds. For additional information see "Contract Charges," beginning on page 13.

2. Security First Life has determined to voluntarily waive its administration fee to .10% per annum. Absent this waiver, the fee would have been .15% per annum. This may be terminated at any time, but any change in this waiver will not affect Certificates issued prior to the change.

3. The investment adviser to the Index 500 Portfolio voluntarily reimbursed certain expenses of the Portfolio. If there had been no reimbursement, total expenses would have been 0.47% (see the Variable Insurance Products Fund II prospectus for more information).

4. The examples assume that there were no transactions that would result in the imposition of a Transaction Charge (other than in connection with the assumed redemption or annuitization at the end of the periods shown). Contract Maintenance Charges, which vary from $30 to $55 annually depending on how many Series the Participant has invested in, are not reflected in the examples because they are currently waived. Premium taxes are not reflected. Presently, premium taxes ranging from 0% to 2.35% (3.5% in Nevada) may be deducted from each Purchase Payment, or upon annuitization. Until further notice, Security First Life currently absorbs these charges.

5. The examples reflect the fact that a purchase payment withdrawn at the end of a 1 year period will necessarily be withdrawn in the calendar year following the calendar year of the purchase payment and thus will incur a surrender charge of 6% rather than the maximum of 7%. Similarly, the data for the 3-year periods reflect a surrender charge of 4%.

6. NEITHER THE TABLE NOR THE EXAMPLES ARE REPRESENTATIONS OF FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                        CONDENSED FINANCIAL INFORMATION

    Condensed financial information for the Separate Account is not contained in this Prospectus or the Statement of Additional Information, because as of the date of this Prospectus, the public offering of the Contracts had not commenced. As a consequence, as of that date, the Separate Account had no assets and no liabilities attributable to the Contracts. The Separate Account also funds other contracts issued by Security First Life that are not described in this Prospectus and which are separately accounted for.

                                  PERFORMANCE

    Security First Life from time to time will advertise the yield and effective yield on the Series invested in the Money Market Portfolio of the Separate Account and the average annual total returns for the other Series in the Separate Account. Yields and average annual total returns are determined in accordance with the methods of computation set forth by the SEC in the Form N-4 Registration Statement and are more particularly described in the Statement of Additional Information. Yields are expressed for a seven day period, and average annual total returns are expressed for at least one, five and ten year periods (or from inception if shorter).

    The yields of the Series invested in Money Market Portfolio are determined based upon the change in the value of an outstanding unit in the Separate Account over a seven day period and annualizing the result. The computation takes into account recurring deductions from account values, but no deduction is made for transaction or surrender charges which may apply upon a full or partial surrender. These charges are described in "Sales Charges," page 13 and "Transaction Charges," page 14. In the event of a surrender of the Contract, the imposition of surrender and transaction charges will have the effect of reducing the yield earned over the period of ownership.

    The computation of average annual total returns do take into consideration recurring charges and any non-recurring charges applicable to a Contract which is surrendered in full at the end of the stated holding period.

                             FINANCIAL INFORMATION

    Financial statements of Security First Life are contained in the Statement of Additional Information. The financial statements of the Separate Account are not included in this Statement of Additional Information because, as of the date hereof, the sale of Contracts had not commenced and, as a result, the Separate Account had no assets and no liabilities attributable to the Contracts.

             DESCRIPTION OF SECURITY FIRST LIFE INSURANCE COMPANY,
                       THE SEPARATE ACCOUNT AND THE FUNDS

THE INSURANCE COMPANY

    Security First Life is a stock life insurance company founded in 1960 and organized under the laws of the state of Delaware. Its principal executive offices are located at 11365 West Olympic Boulevard, Los Angeles, California 90064. Security First Life is a wholly owned subsidiary of Security First Group, Inc. ("SFG") (formerly The Holden Group, Inc.). The outstanding voting common stock of SFG is owned by London Insurance Group, Inc., a Canadian insurance service corporation and a publicly traded subsidiary of the Trilon Financial Corporation of Toronto, Canada. Security First Life is authorized to transact business of life insurance, including annuities. Security First Life presently is licensed to do business in 49 states and the District of Columbia.

THE GENERAL ACCOUNT

    The General Account is made up of all of the assets of Security First Life, other than those in the Separate Account and any other segregated asset account. The Participant may allocate amounts to the General Account at the time of purchase or by subsequent transfers from the Separate Account. Amounts allocated to the General Account will be credited with interest on the basis of interest rates guaranteed or declared by Security First Life under the terms of the Contract. Instead of the Participant bearing the risk of fluctuations in the value of the assets as is the case for amounts invested in the Separate Account, Security First Life bears the full investment risk for amounts in the General Account. Security First Life has sole discretion to invest the assets of the General Account, subject to applicable law. The General Account provisions of the Contract are not intended to be offered by this Prospectus. Participants are referred to the terms of the Contract itself for more information concerning the General Account provisions.

THE SEPARATE ACCOUNT

    The Separate Account was established by Security First Life on May 29, 1980, in accordance with the provisions of the Delaware Insurance Code. It is registered with the SEC as a unit investment trust under the 1940 Act. Registration with the SEC does not involve supervision by the Commission of the management or investment practices or policies of the Separate Account or Security First Life.

    The Separate Account and each Series therein are administered and accounted for as part of the general business of Security First Life, but the income and realized capital gains or losses of each Series are credited to or charged against the assets held for that Series in accordance with the terms of the Contracts. This is done without regard to the income, realized capital gains or losses of any other Series or the experience of Security First Life in any other business it may conduct. The assets of each of these Series are not chargeable with the liabilities arising out of any other business Security First Life may conduct.

    All obligations under the Contracts, including the guarantee to make Annuity payments, are general corporate obligations of Security First Life, and all of Security First Life's assets are available to meet its expenses and obligations under the Contracts. However, while Security First Life is obligated to make the Variable Annuity payments under the Contract, the amount of such payments is guaranteed only to the extent of the level amount calculated at the beginning of each Annuity year. (See "Level Payments Varying Annually," page 19.)

    The Funds consist of (i) the Money Market Portfolio and Growth Portfolio of the Variable Insurance Products Fund, (ii) the Asset Manager Portfolio, Contrafund Portfolio and Index 500 Portfolio of the Variable Insurance Products Fund II; (iii) the T. Rowe Price Bond Series, T. Rowe Price Growth and Income Series and Virtus U.S. Government Income Series of the Security First Trust;
(iv) the International Portfolio of the Scudder Variable Life Investment Fund and (v) the Small Capitalization Portfolio of The Alger American Fund. The shares of each Fund are purchased, without sales charge, for the corresponding Series at the net asset value per share next for each Fund following receipt of the applicable payment. Any dividend or capital gain distributions received from a Fund are reinvested in Fund shares which are retained as assets of the applicable Series. Fund shares will be redeemed without fee to the Series to the extent necessary for Security First Life to make Annuity or other payments under the Contracts.

    If shares of any Fund should no longer be available for investment by a Series or if in the judgment of Security First Life's management further investment in shares of any Fund should become inappropriate in view of the purposes of the Contracts, Security First Life may substitute for each Fund share already purchased, and apply future Purchase Payments under the Contracts to the purchase of shares of another Fund or other securities. No substitution of securities of any Series may take place, however, without prior notice to Participants and the prior approval of the SEC.

THE FUNDS

    Each of the Funds is a portfolio or series of an open-end management investment company registered with the SEC under the 1940 Act. Registration does not involve supervision by the SEC of the investments or investment policies of the Funds. There can be no assurance that the investment objectives of the Funds will be achieved.

    Variable Insurance Products Fund and Variable Insurance Products Fund II are Massachusetts business trusts. Each is divided into separate portfolios. The following portfolios are available under the Contracts:

    Money Market Portfolio seeks to obtain as high a level of current income as is consistent with preserving capital and providing liquidity. The portfolio will invest only in high quality U.S. dollar denominated money market securities of domestic and foreign issuers.

    Growth Portfolio seeks to achieve capital appreciation normally through the purchase of common stocks (although the portfolio's investments are not restricted to any one type of security). Capital appreciation may also be found in other types of securities, including bonds and preferred stocks.

    Asset Manager Portfolio seeks high total return with reduced risk over the long-term by allocating its assets among stocks, bonds and short-term, fixed income instruments.

    Contrafund Portfolio seeks capital appreciation by investing in companies that the investment adviser believes to be undervalued due to an overly pessimistic appraisal by the public.

    Index 500 Portfolio seeks investment results that correspond to the total return (i.e., the combination of capital changes and income) of common stocks publicly traded in the United States, as represented by the Standard & Poor's 500 Composite Stock Price Index while keeping transaction costs and other expenses low.

    FMR is the investment adviser to each of the portfolios of the Variable Insurance Products Fund and the Variable Insurance Products Fund II.

    The Security First Trust is a Massachusetts business trust which has a number of series, three of which are available under the Contracts:

    Virtus U.S. Government Income Series (formerly U.S. Government Income Series) seeks to provide current income. The Series pursues this objective by investing in a professionally managed, diversified portfolio limited primarily to U.S. government securities.

    T. Rowe Price Bond Series (formerly Bond Series) seeks to achieve the highest investment income over the long-term consistent with the preservation of principal through investment primarily in marketable debt instruments. Growth of principal and income will also be objectives with respect to up to 10% of the T. Rowe Price Bond Series' assets that may be invested in common and preferred stocks.

    T. Rowe Price Growth and Income Series (formerly Growth and Income Series) seeks capital growth and a reasonable level of current income. While this series will generally invest in common stocks and other equities, it may, depending on economic conditions, reduce such investments and substitute fixed income instruments.

    Security Management, a subsidiary of SFG and an affiliate of Security First Life and Security First Financial, Inc., provides investment advice and management services to the three series of Security First Trust described above. Under subadvisory agreements with Security Management, Price Associates provides investment management services to the T. Rowe Price Bond Series and T. Rowe Price Growth and Income Series and Virtus provides investment management services to the Virtus U.S. Government Income Series.

    Scudder Variable Life Investment Fund is a Massachusetts business trust which is divided into separate Portfolios. The following Portfolio is available under the Contracts.

    International Portfolio seeks long-term growth of capital primarily through diversified holdings of marketable foreign equity investments. The Portfolio invests in companies, wherever organized, which do business primarily outside the United States. The Portfolio intends to diversify investments among several countries and to have represented in its holdings business activities in not less than three different countries. The Portfolio does not intend to concentrate investments in any particular industry.

    The investment adviser of the Scudder Variable Life Investment Fund is Scudder.

    The Alger American Fund is a Massachusetts business trust which has a number of portfolios, one of which is available under the Contracts.

    Small Capitalization Portfolio seeks long-term capital appreciation by investing in a diversified, actively managed portfolio of equity securities, primarily of companies within the range of companies included in the Russell 2000 Growth Index. Income is a consideration in the selection of investments but is not an investment objective of the Portfolio.

    The investment adviser of The Alger American Fund is Alger Management.

    Funds are available to registered separate accounts offering variable annuity and variable life products of participating insurance companies and entities permitted under Section 817(h) of the Code. Although it is not anticipated that any disadvantage will result, there is a possibility that a material conflict may arise between the interest of the Separate Account and one or more of the other separate accounts participating in the Funds. A conflict may occur due to a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of our Owners and those of other companies, or some other reason. In the event of a conflict, the Separate Account will take any steps necessary to protect Owners and variable annuity payees, which may include withdrawal of amounts invested in the Fund by the Separate Account.

    The rights of Participants or Beneficiaries to instruct Security First Life on voting shares of the Funds are described under "Voting Rights," page 23.

    Detailed information about the Funds, their investment objectives, investment portfolios and the charges may be found in the prospectuses of the Funds. An investor should carefully read the Funds' prospectuses before investing. Prospectuses for the Variable Insurance Products Fund, the Variable Insurance Products Fund II, the Security First Trust, the Scudder Variable Life Investment Fund and The Alger American Fund may be obtained without charge by written request to Security First Life Insurance Company, P.O. Box 92193, Los Angeles, California 90009.

                             PRINCIPAL UNDERWRITER

    Security First Financial, Inc., 11365 West Olympic Boulevard, Los Angeles, California 90064, a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc., is the principal underwriter for the Contract. Security First Financial, Inc., is a Delaware corporation and a subsidiary of SFG.

                                SERVICING AGENT

    Security First Life receives certain administrative services such as office space, supplies, utilities, office equipment, travel expenses and periodic reports pursuant to an agreement with SFG.

                             CUSTODY OF SECURITIES

    The custodian of assets of the Separate Account is Security First Life. The assets of each Series will be kept physically segregated by Security First Life and held separate from the assets of the other Series and of any other firm, person, or corporation. Additional protection for the assets of the Separate Account is afforded by fidelity bonds covering all of Security First Life's officers and employees.

                                CONTRACT CHARGES

    Charges under the Contract may be assessed for the following: (i) premium taxes; (ii) surrenders, part of which may be deemed to be a sales charge; (iii) administration fees; (iv) contract maintenance charge; (v) certain transactions; and (vi) assumption of mortality risks and expense risks with respect to the Separate Account. These charges may not be changed under the Contract, and Security First Life may profit from certain of these charges.

    A Participant should note that there are deductions from and expenses paid out of the assets of the Funds that are described in the Funds' prospectuses.


    Security First Life represents that the charges deducted under the Contract, described below, are, in the aggregate, reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Security First Life.


PREMIUM TAXES

    Certain state and governmental entities impose a premium tax of up to 2.35% (3.50% in Nevada) of Purchase Payments or amounts applied to an Annuity option. The Contract permits Security First Life to deduct any applicable premium taxes from the Participant's Account on or after the time they are incurred. Until further notice, such premium taxes will be absorbed by Security First Life and will not be charged against a Participant's Account.

SALES CHARGES

    No sales charge is deducted from any Purchase Payment. However, a surrender charge (contingent deferred sales charge) may be imposed upon a partial or full surrender of the Participant's Account. The surrender charge covers expenses relating to the sale of the Contract, including commissions paid to sales personnel and other promotional costs.

    Up to 10% of the value of the Participant's Account in each of the Separate Account and the General Account withdrawn in the first surrender in a calendar year will not be subject to surrender charges ("Free Withdrawal Amount"). Amounts surrendered in excess of the Free Withdrawal Amount may be subject to surrender charges, and each surrender will be subject to a transaction charge. (See "Transaction Charges," page 14).

    The amount credited to the Participant's Account with respect to each Purchase Payment will be subject to a charge equal to the applicable percentage of such amount at the time a full or partial surrender is made. These charges amount to:

    7% for Purchase Payments received in the calendar year of the surrender;

    6% for Purchase Payments received in the calendar year before the surrender;

    5% for Purchase Payments received in the 2nd calendar year before the surrender;

    4% for Purchase Payments received in the 3rd calendar year before the surrender;

    3% for Purchase Payments received in the 4th calendar year before the surrender;

    0% for Purchase Payments received prior to the 4th calendar year before the surrender.

    These charges are applied by reducing the Series from which the surrender will be taken by an amount determined by dividing the amount elected to be surrendered by a factor derived from the above percentage charges, plus the transaction charges. This factor is equivalent to (a) -- (b) where (a) is 1 and
(b) is the percentage charge expressed as a decimal. Accumulation Units are cancelled on a first-in, first-out basis. In no event will surrender charges imposed on Accumulation Units in a Participant's Account exceed an amount equal to 9% of such Participant's Purchase Payments allocated to the Separate Account. The effect of this varying schedule of percentage charges is that amounts left in the Separate Account for longer periods of time are subject to lower charges than amounts immediately surrendered.

    In the event of a partial surrender, the Participant will receive a check in the amount requested. Surrender charges, if any, will be deducted from the Series from which the partial surrender was taken, or proportionally from the remaining Series in the event that the Series is fully surrendered. Deductions from the Participant's interest in the General Account, if any, will be from Purchase Payments and accumulations thereon on a first-in, first-out basis.

    Surrender charges will be waived on a lump sum withdrawal if the Participant is confined to a hospital for a minimum of 30 consecutive days or a skilled nursing home for a minimum of 90 consecutive days and the withdrawal is requested prior to 60 days after termination of confinement. Surrender charges will be eliminated when the Contracts are issued to officers, directors or full-time employees of Security First Life or its affiliates.

ADMINISTRATION FEES

    An administration fee is deducted from the Owner's interest in the Separate Account on a daily basis. Contract administration expenses include the cost of policy issuance; salaries; rent; postage; telephone and travel expenses; legal, administrative, actuarial and accounting fees; periodic reports; office equipment; stationery; office space; and custodial expenses. These fees will not exceed the cost of providing such administration services. There is no necessary relationship between the amount of administrative charge imposed on a given contract and the amount of expenses that may be attributable to that Contract. Security First Life may voluntarily waive a portion of the administration fee. Until further notice, Security First Life has determined to reduce its administration fee to .10% per annum (.000274% deducted daily from the assets of the Separate Account). This reduction in the administration fee is permanent for Certificates issued prior to the termination or reduction of the waiver.

CONTRACT MAINTENANCE CHARGE

    At the end of each Certificate year Security First Life may deduct a contract maintenance charge. This fee will not exceed $27.50 plus $2.50 for each Series for which there are Accumulation Units included in the value of the Participant's Account. Therefore, the maximum fee on an annual basis will not exceed $55. The fee will be prorated between Series in the Participant's Account on the basis of their respective values on the date of the deduction. Administrative expenses include the cost of policy issuance, salaries, postage, telephone, travel expenses, legal, administrative, actuarial, management and accounting fees, periodic reports, office equipment, stationery, office space and custodial expenses. Until further notice, Security First Life will waive the deduction of contract maintenance charges, and this waiver is permanent for Certificates issued prior to the termination or change in this waiver.

TRANSACTION CHARGES

    A $10 transaction charge will be deducted from the Participant's Account for each conversion from a Series. Similarly, a $10 transaction charge will be deducted from the Participant's Account upon annuitization of all or a portion of the Participant's Account (see "Annuity Benefits," page 19). Similarly, in the event of a surrender, a transaction charge will be deducted from the Participant's Account in an amount equal to the lesser of $10 or 2% of the amount surrendered. These charges are at cost, and Security First Life does not anticipate profiting from them. Conversion charges for conversions from one series of the Separate Account to another Series of the Separate Account are currently waived. This waiver is permanent for Certificates issued prior to the termination or change in this waiver.

MORTALITY AND EXPENSE RISK CHARGES

    The minimum death benefit provided for by the Contract requires Security First Life to assume a mortality risk that the Participant's Account will be less than the Participant's Purchase Payments adjusted for prior surrenders and/or amounts applied to Annuity options. (See "Death Benefit Before the Annuity Date," page 21.) In addition, because the Contract provides life Annuity options, Security First Life assumes a mortality risk that the death rate of Participants as a group will be lower than the death rate upon which the mortality tables specified in the Contract are based. A fee will be charged to compensate Security First Life for assuming these mortality risks in an amount equal to .002192% on a daily basis (.80% per year) from the Separate Account assets funding the Contract.

    Security First Life also assumes the risk that the amount, if any, deducted for administration fees and contract maintenance charges will be insufficient to cover its actual costs for maintaining its Contracts. Contract administration expenses include the cost of policy issuance, salaries, rent, postage, travel expenses, legal, administrative, actuarial and accounting fees, periodic reports, office equipment, stationery, office space and custodial expenses. There is no assurance that the margins will be sufficient to absorb the expenses during the term of the Contract. As compensation for assuming this risk, Security First Life will make a deduction of .001233% on a daily basis (.45% per year) from the value of the Separate Account assets funding the Contract. Distribution expenses for the Contract will be paid out of the general assets and income of Security First Life. Such assets and income of Security First Life include, among other things, the proceeds derived from mortality and expense risk charges deducted from the Separate Account.

    Security First Life may, in its discretion, voluntarily waive a portion of the mortality and expense risk charges, which waiver may be terminated at any time.

FREE LOOK PERIOD

    The Contract provides for an initial "Free Look" period. The Participant has the right to return the Contract within 20 days (or such longer period as required by state law) after the Participant receives the Contract by delivering or mailing it to Security First Life at its administrative office. If the Contract is mailed, it will be deemed mailed on the date of the postmark or, if sent by certified or registered mail, the date of certification or registration. The returned Contract will be treated as if the Company never issued it, and the Company will refund the Purchase Payments or, if required by state law, the greater of the Purchase Payments or the account value.

DEFERRED COMPENSATION PLANS

    With respect to certain Contracts issued to fund deferred compensation plans qualifying under Section 457 of the Code for state and local government employees, Security First Life may agree to reduce or waive the contract maintenance charge, transaction charges and the administration fee. In addition, deductions for sales charges may be reduced or waived in the event of a surrender under the plan resulting from a Participant's death, disability, retirement, termination of employment, financial hardship or transfer to another investment provider.

                          DESCRIPTION OF THE CONTRACTS

GENERAL

    The Contracts (designated Form SF 230) are group contracts designed to provide annuity benefits to employees of public school systems, churches and certain tax-exempt organizations as tax deferred annuity contracts under the provisions of Section 403(b) of the Code, to employees covered under various types of employer deferred compensation plans which qualify under the provisions of Section 457 of the Code, to trusts under retirement plans which qualify under
Section 401 of the Code and to individuals as individual retirement annuities under Section 408 of the Code. (See "Federal Income Tax Status," page 22.) Since the Contracts are designed to fulfill long-term financial needs, purchasers should not consider them as short-term or temporary investments.

    A group Contract is issued to an employer, to a trustee of a qualified retirement plan, or to another organization, which will be the Owner, covering all present and future Participants. Except as described below, after completing an enrollment form and arranging for Purchase Payments to begin, each enrolled Participant receives a Certificate which summarizes the provisions of the group contract and evidences his or her participation in the Plan. The group contracts described below may be restricted by the governing instrument of the Plan as to the exercise by the Participant of certain rights provided in such contracts. Owners and Participants should refer to the Plan for information concerning such restrictions, if any. No Certificates are issued to Participants under deferred compensation or qualified retirement Plans.

PURCHASE PAYMENTS

    Purchase Payments may be made on an annual, semi-annual, quarterly, or monthly basis, or at such intervals as may be agreed to by Security First Life. The frequency of Purchase Payments may be changed if permitted by the Plan. The minimum Purchase Payment is $20, with an annual minimum of $240. Purchase Payments may be allocated to the

Separate Account, the General Account or between them in accordance with the election of the Participant. Confirmation of each Purchase Payment received will be periodically sent to the Participant.

CONVERSIONS

    Accumulation Units may be converted among the Series of the Separate Account or from the Separate Account to the General Account at any time. In addition, Accumulation Units in the General Account may be converted to the Separate Account pursuant to reallocation elections described below or pursuant to the following limitations: (i) conversions are limited to once per Certificate year;
(ii) unless otherwise permitted by Security First Life, the total value converted from the General Account may not exceed 20% of the accumulated payment value of the Participant's interest in the General Account and (iii) the amount converted will be based upon accumulated payment value and a proportional reduction will be made in the annuity value of the Participant's interest in the General Account.

    Conversion instructions may be communicated in writing or, if permitted by Security First Life, by telephone. If telephone conversions of Accumulation Units are permitted, the Participant will be required to complete a prior authorization on a form provided by Security First Life. Security First Life will employ reasonable procedures to confirm that telephone instructions are genuine (including requiring one or more forms of personal identification), and Security First Life will not be liable for following instructions it reasonably believes to be genuine.

    Accumulation Units will be converted at their respective values as next computed after receipt of written or telephone instructions. Because Accumulation Unit values are determined at the close of regular trading on the New York Stock Exchange (currently 4:00 P.M. Eastern Time) on a Valuation Date, conversion instructions received after that time will be effected as of the next Valuation Date.

    Annuity Units may be converted among the Series of the Separate Account at any time (except within two calendar weeks before the Annuity Date and any anniversary thereof). Annuity Units may not be converted to the General Account. However, amounts in the General Account that have not been applied to a Fixed Annuity income option may be converted to Annuity Units in one or more Series of the Separate Account for a Variable Annuity payout. Conversions of Annuity Units must be elected in writing and will be effective on the first Valuation Date following receipt of the instructions.

    A minimum of $500 (or, if lesser, the balance of the Participant's account allocated to the Series to be converted) must be converted from any Series of the Separate Account or from the General Account. The value of the Accumulation and Annuity Units converted will be calculated as of the close of business on the date the conversion occurs.

DOLLAR COST AVERAGING

    Security First Life offers a program for dollar cost averaging in which Participants who have held their Contracts for a year or more and who have Participant Accounts of $5,000 or more may participate. The program will periodically convert Accumulation Units from the Series invested in the Money Market Portfolio of the Variable Insurance Products Fund to any of the other Series Selected by the Participant. The program allows the Participant to invest in non-money market Series over any period selected by the Participant rather than investing in those Series all at once. Conversions may be made monthly, quarterly, semi-annually, or annually in a minimum amount of $100, and Security First Life reserves the right to limit the number of Series to which conversions can be made (but there are not current limitations). A Participant may terminate the program at any time on written notice to Security First Life. There is no charge to participate in this program.

REALLOCATION ELECTION

    One year after the Certificate Date and after the Participant's Account amounts to $5,500 or more a Participant may elect in writing on a form provided by Security First Life to systematically reallocate values invested in Accumulation Units among the Series and in the General Account in order to achieve an allocation ratio established by the Participant. Conversions will be made annually on the third business day of the month in which the anniversary of the Contract Date occurs. No conversion from the General Account shall exceed 20% of the Participant's interest invested in the General Account. Changes in allocation ratios can be made once each Contract Year. Amounts transferred from the General Account will be based on the accumulated payment value of the Participant's interest in the General Account and a proportional reduction will be made in the annuity value of the Participant's interest in the General Account. There is no charge to participate in this program.

LOANS (SECTION 403(b) PLANS ONLY)

    Participants in Plans which qualify under Section 403(b) may obtain a loan under the Contract from that portion of the Participant's Account which is allocated to the General Account. Accumulation Units in the Separate Account will be taken into account in determining the maximum amount of any loan, and the Participant would be permitted to convert Accumulation Units from the Separate Account to the General Account prior to any loan. The Code imposes limits on the amounts, duration and repayment schedule for all such loans. If the plan is subject to the requirements of Title 1 of the Employee Retirement Income Security Act of 1974, eligibility for, and the terms and conditions of, such loans may be further limited by the terms of the plan and will be determined by the plan administrator or other designated plan official. The Participant's Account will serve as sole security for a loan, and Security First Life may terminate a loan, in its discretion, in the event of a request for a surrender. Security First Life may modify or terminate the granting of loans at any time, provided that any such modification or termination will not affect outstanding loans. Fees may be charged for loan set-up and administration. The loan set-up fee is currently $50 and would be deducted from the loan proceeds. There currently is no fee for administering the loans.

MODIFICATION OF THE CONTRACTS

    The Contract guarantees that Annuity payments involving life contingencies will be based on the minimum guaranteed Annuity purchase rates incorporated in the Contracts, regardless of actual mortality experience. The Contract also includes provisions legally binding on Security First Life with respect to surrenders, death benefits and maximum charges, fees and deductions from a Participant's Account. Security First Life may only change these provisions: (i) with respect to terms which apply to Participants after the effective date of the change; (ii) with respect to terms which apply to the excess of any Purchase Payments received in any Certificate Year over the Purchase Payments received in the first Certificate Year; or (iii) to the extent necessary to conform the Contract to any federal or state law, regulation or ruling.

    A Contract may also be modified by written agreement between Security First Life and the Owner.

ASSIGNMENT

    If permitted by the Plan and applicable law, the Contracts may be assigned by the Participant, provided written notice of such assignment is received by Security First Life. Even if valid, an assignment may constitute a taxable event for the Participant. In the case of Contracts issued in connection with a deferred compensation plan, all rights, discretion and powers under the Contract are vested in the Owner and not the Participant.

    Inquiries as to any Contract provisions should be made in writing to Security First Life Insurance Company, P.O. Box 92193, Los Angeles, California 90009 or by telephoning 1(800)283-4536.

                              ACCUMULATION PERIOD

CREDITING ACCUMULATION UNITS IN THE SEPARATE ACCOUNT

    Accumulation Units are credited to a Series upon receipt of each Purchase Payment or conversion, as the case may be. The number of Accumulation Units to be credited is determined by dividing the net amount allocated to a Series by the value of an Accumulation Unit in the Series next computed following receipt of the Purchase Payment or conversion.

    In the event that an application for a Contract fails to recite all of the necessary information, Security First Life will promptly request that the Participant furnish further instructions and will hold any initial Purchase Payment in a suspense account, without interest, for a period not exceeding five Business Days pending receipt of such information. If the necessary information is not received by Security First Life within five Business Days of receipt of the application, Security First Life will return the Purchase Payment.

VALUATION OF ACCUMULATION UNITS

    The current value of Accumulation Units of a Series of the Separate Account varies with the investment experience of the Fund in which the assets of the Series are invested. Such value is determined each business day at the close of regular trading on the New York Stock Exchange (currently 4:00 P.M. Eastern
Time) by multiplying the value of an Accumulation Unit in the Series on the immediately preceding Valuation Date by the net investment factor for the period since that day. (See "Net Investment Factor," below.) The Participant bears the investment risk that the current value of Accumulation Units invested in a Series may at any time be less than the amounts originally allocated to the Series.

NET INVESTMENT FACTOR

    The net investment factor is an index of the percentage change (adjusted for distributions by the Fund and the deduction of the administration fees and the mortality and expense risk fees) in the net asset value of the Fund in which a Series is invested, since the preceding Valuation Date. The net investment factor may be greater or less than one, depending upon the Fund's investment performance.

SURRENDERS

    To the extent permitted by the Plan and applicable provisions of the Code, a Participant may surrender all or a portion of the Participant's Account at any time prior to the Annuity Date. A surrender may result in adverse federal income tax consequences to the Participant including current taxation of the distribution and a penalty tax on a premature distribution. (See "Federal Income Tax Status," page 22.) The Participant should consult his or her tax adviser before requesting a surrender.

    The cash value of a Participant's interest in the Separate Account prior to the Annuity Date may be determined at any time by multiplying the number of Accumulation Units for each Separate Account Series credited to the Contract by the current value of an Accumulation Unit in the Series and subtracting the surrender charges, if any, and the transaction charges. Upon receipt of a written request for a full or partial surrender, Security First Life will calculate the surrender using the value of Accumulation Units next computed after receipt of such request.

    A request for a partial surrender from more than one Series must specify the allocation of the partial surrender among the Series. No partial surrender may be made that would cause a Participant's interest in any Series to have a value after the surrender of less than $200, unless the entire amount allocated to such Series is being surrendered.

    Payment of any amount surrendered from the Series will be made within seven days of the date the written request is received by Security First Life. Surrenders may be suspended when: (i) trading on the New York Stock Exchange is restricted by the SEC or such Exchange is closed for other than weekends or holidays; (ii) the SEC has by order permitted such suspension; or (iii) an emergency as determined by the SEC exists making disposal of portfolio securities or valuation of assets of the Funds not reasonably practicable.

STATEMENT OF ACCOUNT

    Prior to the Annuity Date, each Participant will be provided with a written statement of account each calendar quarter in which a transaction occurs. In no event will a statement of account be provided less often than once annually. The statement of account will show all transactions for the period being reported. It will also show the number of Accumulation Units of each Series in the Participant's Account, the current Accumulation Unit value for each Series, and the value of the Participant's Account as of the end of the reporting period.

                                ANNUITY BENEFITS

VARIABLE ANNUITY PAYMENTS

    Unless otherwise elected by the Participant, the Participant's interest in the Separate Account will be applied to provide a Variable Annuity. The dollar amount of Variable Annuity payments will reflect the investment experience of the Series but will not be affected by adverse mortality experience which may exceed the mortality risk charge provided for under the Contract.

LEVEL PAYMENTS VARYING ANNUALLY

    Under the Contract, Variable Annuity payments are determined annually rather than monthly so that Annuity payments, uniform in amount, are made monthly during each Annuity year. The level of payments for each year is based on the investment performance of the Series up to the Valuation Date as of which the payments are determined for the year. Thus, amounts of the Annuity payments vary with the investment performance of the Series from year to year rather than from month to month.

    The monthly Variable Annuity payments for the first year will be determined on the last Valuation Date of the second calendar week preceding the Annuity Date by using a formula described in the Contract. On each anniversary of the Annuity Date, Security First Life will determine the amount of monthly payments for the year then beginning. This is determined by multiplying the number of Annuity Units in each Series from which payments are to be made by the Annuity Unit value of that Series for the Valuation Period in which the first payment for that year is due.

    The amount of the year's Variable Annuity payments is transferred to the General Account at the beginning of the Annuity year. Although an amount in the Separate Account is credited to an Annuitant and transferred to the General Account to make Annuity payments, it should not be inferred that the Annuitant has any property rights in this amount. The Annuitant has only a contractual right to Annuity payments from the amount credited to him or her in the Separate Account.

    The monthly Annuity payments are made from the General Account with interest credited using the Assumed Investment Return of 4.25% or the alternative Assumed Investment Return selected by Participant. Security First Life will experience profit or loss on the amounts placed in the General Account to provide level monthly payments during the year to the extent that net investment income and gains in the General Account exceed or are lower than the Assumed Investment Return selected.

    Because Annuity payments for the year are set at the beginning of the year, the Annuitant will not benefit from increases in Annuity Unit values during the year. However, such increases and decreases will be reflected in the calculation of Annuity payments for the subsequent year.

ASSUMED INVESTMENT RETURN

    Variable Annuity payments will vary from payments based on the Assumed Investment Return if the actual investment experience of the Series is better or worse than the Assumed Investment Return. The choice of the Assumed Investment Return can affect the level of Annuity payments from year to year. Over a period of time, if the Separate Account achieves a net investment result equal to the Assumed Investment Return applicable to a particular option, the amount of the Annuity payments would be level. However, if the Separate Account achieves a net investment result greater than the Assumed Investment Return, the amount of the Annuity payments would increase in value each year. Similarly, if the Separate Account achieves a net investment result smaller than the Assumed Investment Return, the amount of the Annuity payments would decrease each year.

    Although a higher initial payment would be received under a higher Assumed Investment Return, there is a point in time after which payments under a lower Assumed Investment Return would be greater, assuming payments continue through that point in time. The effect of a higher or lower Assumed Investment Return can be summarized as follows: a higher Assumed Investment Return will result in a larger initial payment but more slowly rising or more rapidly falling subsequent payments than a lower Assumed Investment Return.

    Unless otherwise elected the Assumed Investment Return will be 4.25% per annum. To the extent permitted by state law and regulations, Security First Life will permit an election of an Assumed Investment Return of 3.50%, 5% or 6%. It should not be inferred, however, that such returns will bear any relationship to the actual net investment experience of the Series.

ELECTION OF ANNUITY DATE AND FORM OF ANNUITY

    The Annuity Date and the form of Annuity payment are elected by the Participant. Unless an earlier date is elected in accordance with the Plan, Annuity payments must begin on the Normal Annuity Date.

    To the extent not prohibited by the Plan, an optional Annuity Date may be elected which date may be the first day of any month prior to the Normal Annuity Date. The election must be made at least 31 days before the optional Annuity Date.

    The normal form of Annuity payment under the Contract is Option 2, a life Annuity with 120 monthly payments certain. Unless indicated otherwise, Option 2 will be automatically applied. Changes in the optional form of Annuity payment may be made at any time up to 31 days prior to the date on which Annuity payments are to begin. Options 1 through 4 may be elected as either Variable Annuities or Fixed Annuities, while Option 5 may be elected only as a Fixed Annuity. The first year's Annuity payments described in Option 1 through 4 are determined on the basis of: (i) the mortality table specified in the Contract,
(ii) the age and, where permitted, the sex of the Annuitant, (iii) the type of Annuity payment option(s) selected, and (iv) the Assumed Investment Return selected. Fixed Annuity payments described in Option 5 are determined on the basis of: (i) the number of years in the payment period and (ii) the interest rate guaranteed with respect to the option.

    The United States Supreme Court in its decision entitled Arizona Governing Committee for Tax Deferred Annuity and Deferred Compensation Plans v. Norris determined that an employer subject to Title VII of the Civil Rights Act of 1964 may not offer to its employees the option of receiving retirement benefits calculated on the basis of sex. The Company will issue contracts which comply with the Norris decision and state law.

OPTION 1 -- LIFE ANNUITY

    An Annuity payable monthly during the lifetime of an individual, ceasing with the last payment due prior to the death of an individual. This option offers the maximum level of monthly payments since there is no guarantee of a minimum number of payments or of death benefits for Beneficiaries.

OPTION 2 -- LIFE ANNUITY WITH 120, 180 OR 240 MONTHLY PAYMENTS CERTAIN

    An Annuity payable monthly during the lifetime of an individual with a guaranteed minimum number of monthly payments not less than 120, 180 or 240 months, as elected. If at the death of the individual the specified number of payments have not been made, Annuity payments will be continued during the remainder of such period to the designated Beneficiary.

OPTION 3 -- INSTALLMENT REFUND LIFE ANNUITY

    An Annuity payable monthly during the lifetime of an individual with a guaranteed minimum number of monthly payments equal to the amount applied under this option divided by the first monthly payment. Any payments made to the designated Beneficiary after death of the annuitant will stop when Security First Life has paid out a total number of payments equal to the minimum number of payments.

OPTION 4 -- JOINT AND LAST SURVIVOR ANNUITY

    An Annuity payable monthly during the joint lifetime of two individuals and thereafter during the lifetime of the survivor, ceasing with the last payment due prior to the death of the survivor.

OPTION 5 -- DESIGNATED PERIOD ANNUITY -- FIXED DOLLAR ONLY

    A fixed dollar Annuity payable monthly for a specified number of years from 5 to 30. The amount of each payment will be based on an interest rate determined by Security First Life, that will not be less than 3.50% per annum. Fixed Annuity payments under this option may not be commuted to a lump sum, except as provided under "Death Benefits".

FREQUENCY OF PAYMENT

    At the election of the Payee, payments under any option may be made annually, semi-annually, quarterly or monthly. If at any time any payments to be made to any payee from any Series are or become less than $50 each, Security First Life shall have the right to decrease the frequency of payments to such interval as will result in a payment of at least $50.

ANNUITY UNIT VALUES

    The value of an Annuity Unit at a Valuation Date is determined by multiplying the value of the Annuity Unit at the preceding Valuation Date by an "Annuity Change Factor". The Annuity Change Factor is an adjusted measurement of the investment performance of the Fund since the end of the preceding Valuation Period. The Annuity Change Factor is determined by dividing the value of the Accumulation Unit at the Valuation Date by the value of the Accumulation Unit at the preceding Valuation Date and multiplying the result by a neutralization factor.

    The neutralization factor is determined by dividing 1 by the weekly equivalent of the Assumed Investment Return previously selected by the Annuitant. For example, the neutralization factor for the Assumed Investment Return of 4.25% is 0.9991999.

    The number of Annuity Units for a Series is determined by dividing the monthly Annuity payment for the first year by that Series' Annuity Unit value on the same date as the first year's Annuity payments are calculated. The number of Annuity Units thus determined will not change throughout the annuity payment period unless the Participant converts Annuity Units to or from other Series of the Separate Account.

                                 DEATH BENEFITS

DEATH BENEFIT BEFORE THE ANNUITY DATE

    If the Participant dies before the Annuity Date, the Contract will pay a death benefit to the Beneficiary in accordance with the terms set forth below.

    The Beneficiary may elect to receive the Participant's Account values as either: (i) Annuity income under Annuity Income Options One, Two, or Five described in Article 7 of the Contract, provided that an election of an Annuity Income Option is subject to the following conditions; (a) payments must begin within one year of the Participant's death (provided that under a Qualified Contract the spouse of the Participant may delay commencement of payments to the date on which the Participant would have attained age 70 1/2); (b) the guaranteed period under Option Two or the designated period under Option Five may not be longer than the Beneficiary's life expectancy under applicable tables specified by the Internal Revenue Service; and (c) the Annuity Value as of the date of the first Annuity income payment will be used to determine the amount of the death benefit to be applied; or (ii) a lump sum payout of the cash value, provided that this payout shall be made within five (5) years of the date of death of the Participant.

    If a Participant who has not attained age 65 dies before the Annuity Date the amount of any lump sum settlement will be the greater of the Participant's Account less transaction fees or the total of the Participant's Purchase Payments reduced by any Purchase Payments previously surrendered or applied to Annuity income. If a Participant who has attained age 65 dies before the Annuity Date only the cash value will be paid as a death benefit.

    If the sole Beneficiary is the spouse of the Participant, the spouse may elect to succeed to all rights of the Participant under this Contract. Except as otherwise required by law or as required by the Plan, if there is more than one Beneficiary living at the time of the Participant's death, each will share in the proceeds of the death benefit equally, unless the Participant has elected otherwise. If the Participant outlives all Beneficiaries, the death benefit will be paid to the Participant's estate in a lump sum. No Beneficiary shall have the right to assign, anticipate or commute any future payments under any of the options, except as provided in the election or by law.

    Rights to the death benefit will pass as if the Participant outlived the Beneficiary if: (i) the Beneficiary dies at the same time as the Participant; or
(ii) the Beneficiary dies within 15 days of the Participant's death and prior to the date due proof of the Participant's death is received by Security First Life. Due proof of death will be a certified death certificate, an attending physician's statement, a decree of a court of competent jurisdiction as to the finding of death, or such other documents as Security First Life may, at its option, accept.

DEATH BENEFIT AFTER THE ANNUITY DATE

    If the Annuitant under a Contract dies on or after the Annuity Date, the remaining portion of his or her interest will be distributed to the Beneficiary at least as rapidly as under the method of distribution being used at the date of the Annuitant's death. If no designated Beneficiary survives the Annuitant, the present value of any remaining payments certain on the date of the death of the Annuitant, calculated on the basis of the Assumed Investment Return previously elected, may be paid in one sum to the estate of the Annuitant unless other provisions have been made and approved by Security First Life. This value is calculated as of the date of payment following receipt of due proof of death.

    Unless otherwise restricted, a Beneficiary receiving variable payments under Options 2 or 3 after the death of an Annuitant may elect at any time to receive the present value of the remaining number of Annuity payments certain in a single payment, calculated on the basis of the Assumed Investment Return previously selected. However, such election is not available to a Beneficiary receiving Fixed Annuity payments.

                           FEDERAL INCOME TAX STATUS

    The operations of the Separate Account form part of the operations of Security First Life. Under the Code as it is now written no federal income tax is payable by Security First Life on the investment income and capital gains of the Separate Account. Moreover, as long as the Separate Account meets the diversification requirements of Section 817(h) of the Code, no federal income tax is payable by the Participant on the investment income and capital gains under a Certificate until Annuity payments commence or a full or partial withdrawal is made. It is intended that the Separate Account will continue to meet the requirements of Section 817(h) of the Code.

    Employers may deduct their contributions to self-employed and corporate pension and profit-sharing plans described in Section 401 of the Code and tax sheltered annuities described in Section 403(b) in the year when made up to the limits specified in the Code. In addition, some employer plans may permit nondeductible employee contributions.

    All distributions, with the exception of tax free rollovers as described below or a return of permitted nondeductible employee contributions, are included in gross income. In the case of Sections 401 and 403(b) plans and IRAs, a distribution is includible in the year in which it is paid. In the case of a 457 plan, a distribution is includible in the year it is paid or made available. Under certain limited circumstances, a lump sum distribution from a Section 401 plan may qualify for special 5-year or 10-year forward income averaging or long-term capital gains treatment.

    In the case of Sections 401, 403(b), and 457 plans and IRAs, Annuity payments for life or a period not exceeding the life expectancy of the Participant or the Participant and a designated beneficiary must commence by April 1 of the calendar year following the calendar year in which the employee attains age 70 1/2 (or retires in the case of government plans) (excluding account values in a 403(b) plan at December 31, 1986). Distributions under Sections 401, 403(b), 457 plans and IRAs must also meet the minimum incidental death benefit requirements of the Code.

    Except as described below, the Code imposes a 10% penalty tax on the taxable portion of any distribution from qualified retirement plans, including both 401 and 403(b) plans. To the extent amounts are not includable in gross income because they have been rolled over to an IRA or to another 401 plan or 403(b) annuity, no tax penalty will be imposed. The tax penalty will not apply to the following distributions: (a) if distribution is made on or after the date on which the Participant reaches age 59 1/2; (b) distributions following the death or disability of the Participant; (c) after separation from service, distributions that are part of substantially equal periodic payments, not less frequently than annually, made for the life (or life expectancy) of the Participant or the joint lives (or joint life expectancies) of such Participant and his designated Beneficiary; (d) distributions to a Participant who has separated from service after attaining age 55; (e) distributions made to the Participant to the extent such distributions do not exceed the amount allowable as a deduction under Code Section 213 to the Participant for amounts paid during the taxable year for medical care; and (f) distributions made to an alternate payee pursuant to a qualified domestic relations order.

    Similar rules apply to IRAs, but there are fewer exceptions to the 10% penalty tax. The taxable portion of an IRA distribution will not be subject to the tax penalty if: (a) it is made on or after the date on which the Participant reaches age 59 1/2; (b) it is made following the death or disability of the Participant; or (c) it is part of substantially equal periodic payments, not less frequently than annually, made for the life (or life expectancy) of the Participant or the joint lives (or joint life expectancies) of such Participant and his or her designated beneficiary. The 10% penalty tax does not apply to
Section 457 plans.

    The Code prohibits the withdrawal of amounts contributed or earned under a 403(b) annuity on or after January 1, 1989, except in these circumstances: (a) the Participant attains age 59 1/2, separates from service, dies, becomes disabled, or (b) in the case of hardship as determined in accordance with applicable regulations. Withdrawals for hardship are restricted to the portion of the Participant's Account which represents contributions by the Participant and does not include any investment results. These limitations on withdrawals apply only to salary reduction contributions made after December 31, 1988 and to income attributable to such contributions and to income attributable to amounts held as of December 31, 1988. The limitations on withdrawals do not effect rollovers or exchanges between Section 403(b) annuities.

    Loans from annuity contracts are generally treated as taxable distributions under the Code. There is an exception to this general rule for contracts issued in connection with certain types of retirement plans, including section 403(b) contracts, provided that the conditions set forth in section 72(p) of the Code and applicable regulations are met. Those conditions include limits on the amounts of such loans, the term of loan and loan repayment schedule requirements. Even if a loan meets such requirements when made, a subsequent failure to satisfy them -- such as a failure to make repayment installments as required -- could result in part or all of the loan proceeds being deemed to be a distribution subject to current taxation and possible penalty tax. A tax adviser should be consulted prior to requesting a loan from the Contract.

    Providing certain requirements of the Code are met, distributions from a plan may be rolled over tax free to another plan. Distributions from a Section 401 plan may be rolled over to a Section 401 defined contribution plan, a
Section 403(a) annuity or an IRA. Distributions from a tax sheltered annuity may be rolled over to another tax sheltered annuity or an IRA. Distributions from an IRA may be rolled over to another IRA and, if the IRA contains only permissible rollover amounts, to a Section 401 plan or a tax sheltered annuity.

    The discussion contained in the Prospectus regarding withdrawals and other distributions from a Participant's Account should be considered in light of the above.

WITHHOLDING

    Security First Life is required to withhold federal income tax on distributions such as Annuity payments and full or partial surrenders (except as noted below in connection with Section 401 and 403(b) plans). However, recipients of distributions are allowed in some cases to make an election not to have federal income tax withheld. After an election is made with respect to Annuity payments, an Annuitant may revoke the election at any time, and thereafter commence withholding. Security First Life will notify the payee at least annually of his or her right to revoke the election.

    Security First Life is required to withhold 20% of certain taxable amounts constituting "eligible rollover distributions" to participants (including lump sum distributions) in retirement plans under Code Section 401 and tax deferred annuities under Code Section 403(b). This withholding requirement does not apply to distributions from such plans and annuities in the form of a life and life expectancy annuity (individual or joint), an annuity with a designated period of 10 years or more, or any distribution required by the minimum distribution requirements of Code Section 401(a)(9). Withholding on these latter types of distribution will continue to be made under the rules described in the prior paragraph. A participant cannot elect out of the 20% withholding requirement. However, if an eligible rollover distribution is rolled over into an eligible retirement plan or IRA in a direct trustee-to-trustee transfer, no withholding will be required.

    Payees are required by law to provide Security First Life (as payor) with their correct taxpayer identification number ("TIN"). If the payee is an individual, the TIN is the same as his or her social security number.

MULTIPLE CONTRACTS

    Code Section 72(e)(11) provides that multiple deferred annuity contracts which are issued within a calendar year to the same Contract Owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences.

OBTAINING TAX ADVICE

    It should be recognized that the federal income tax information in this prospectus is not exhaustive and is for information purposes only. The discussion above does not purport to cover all situations involving the purchase of an Annuity or the election of an option under the Contract. Tax results may vary depending upon individual situations and special rules may apply in certain cases. State and local tax results may also vary. For these reasons a qualified tax adviser should be consulted.

                                 VOTING RIGHTS

    Unless otherwise restricted by the Plan, each Participant holding a Certificate will have the right to instruct Security First Life with respect to voting the Fund shares which are the assets underlying his or her interest in the Separate Account, at all regular and special shareholders meetings of the Funds. Security First Life will mail to each Participant, at his last known address, all periodic reports and proxy material of the applicable Fund and a form with which to give voting instructions. Fund shares as to which no timely instructions are received will be voted by Security First Life in proportion according to the instructions received from all the Participants giving timely instructions.

    Even though Annuity payments have begun, the Annuitant will continue to have any voting rights exercisable with respect to the Funds shares.

    The number of votes to be cast by each person having the right to vote will be determined as of a record date within 90 days prior to the meeting of the Fund, and voting instructions will be solicited by written communication at least 10 days prior to such meeting. To be entitled to vote, a Participant or Annuitant must have been such on the record date. The number of shares as to which voting instructions may be given to Security First Life is determined by dividing the value on the record date on that portion of the Participant's Account then allocated to a Series for a Fund (or, after the Annuity Date, the values maintained in that Series attributable to the Participant) by the net asset value of a Fund share as of the same date.

                               LEGAL PROCEEDINGS

    Security First Life, in the ordinary course of its business, is engaged in litigation of various kinds which in its judgment is not of material importance in relation to its total assets. There are no present or pending material legal proceedings affecting the Separate Account.

                             ADDITIONAL INFORMATION


    For further information contact Security First Life at the address and phone number on the cover of this Prospectus. A copy of the Statement of Additional Information, dated January 7, 1997, which provides more detailed information about the Contracts, may also be obtained. Set forth below is the table of contents for the Statement of Additional Information.


            TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

                                                                               PAGE
The Insurance Company........................................................    3
The Separate Account.........................................................    3
Net Investment Factor........................................................    3
Annuity Payments.............................................................    3
Additional Federal Income Tax Information....................................    6
Underwriters, Distribution of the Contracts..................................    7
Calculation of Performance Data..............................................    7
Voting Rights................................................................    9
Safekeeping of the Securities................................................    9
Servicing Agent..............................................................    9
Independent Auditors.........................................................   10
Legal Matters................................................................   10
State Regulation of Security First Life......................................   10
Financial Statements.........................................................   10

    A registration statement has been filed with the SEC under the Securities Act of 1933 with respect to the Contracts offered hereby. This Prospectus does not contain all the information set forth in the registration statement, to all of which reference is made for further information concerning the Separate Account, Security First Life and the Contracts offered hereby. Statements contained in this Prospectus as to the contents of the Contracts and other legal instruments are summaries. For a complete statement of the terms thereof reference is made to such instruments as filed.

                                                      '33 ACT FILE NO. 333-9221

                                  STATEMENT OF
                             ADDITIONAL INFORMATION
                     SECURITY FIRST LIFE SEPARATE ACCOUNT A

--------------------------------------------------------------------------------
          GROUP FLEXIBLE PAYMENT FIXED AND VARIABLE ANNUITY CONTRACTS
--------------------------------------------------------------------------------

                     SECURITY FIRST LIFE INSURANCE COMPANY
                                January 7, 1997

This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus. A copy of the prospectus, dated
January 7, 1997, may be obtained without charge by writing to Security First Life Insurance Company, P.O. Box 92193, Los Angeles, California 90009 or by telephoning (800) 283-4536.

                               TABLE OF CONTENTS

                                                                                        PAGE
                                                                                        ----
The Insurance Company.................................................................    3
The Separate Account..................................................................    3
Net Investment Factor.................................................................    3
Annuity Payments......................................................................    3
Additional Federal Income Tax Information.............................................    6
Underwriters, Distribution of the Contracts...........................................    7
Calculation of Performance Data.......................................................    7
Voting Rights.........................................................................    9
Safekeeping of Securities.............................................................    9
Servicing Agent.......................................................................    9
Independent Auditors..................................................................   10
Legal Matters.........................................................................   10
State Regulation of Security First Life...............................................   10
Financial Statements..................................................................   10

THE INSURANCE COMPANY

    Security First Life Insurance Company ("Security First Life"), a Delaware corporation, is a wholly-owned subsidiary of Security First Group, Inc. ("SFG"). The common shares of SFG are held by London Insurance Group, Inc., a Canadian insurance service corporation and publicly traded subsidiary of the Trilon Financial Corporation of Toronto, Canada.

THE SEPARATE ACCOUNT

    The Security First Life Separate Account A ("Separate Account") presently funds the group variable annuity contracts issued by Security First Life on Forms SF 224FL, SF 224R1, SF 226R1, SF 234, SF 236 and individual annuity contracts on Form SF 135. These individual and group variable annuity contracts are described in other prospectuses. The combination fixed and variable contracts ("Contracts") described in this Statement of Additional Information and related prospectus are distinct contracts from the above described individual and group variable annuity contacts.

    Amounts transferred to the Separate Account under the Contracts will be invested in the securities of ten Funds: (i) the Money Market Portfolio and Growth Portfolio of the Variable Insurance Products Fund; (ii) the Asset Manager Portfolio, Contrafund Portfolio and Index 500 Portfolio of the Variable Insurance Products Fund II; (iii) the T. Rowe Price Bond Series, T. Rowe Price Growth and Income Series and Virtus U.S. Government Income Series of the Security First Trust; (iv) the International Portfolio of the Scudder Variable Life Investment Fund; and (v) the Small Capitalization Portfolio of The Alger American Fund. The Separate Account is divided into a number of Series of Accumulation and Annuity Units, which correspond respectively to these ten funds.

NET INVESTMENT FACTOR

    The Separate Account net investment factor is an index of the percentage change (adjusted for distributions by the Funds and the deduction of the mortality and expense risk fees and the adminstration fees) in the net asset value of the Fund in which a particular Series is invested, since the preceding Business Day. The Separate Account net investment factor for each series of Accumulation Units is determined for any Business Day by dividing (i) the net asset value of a share of the Fund which is represented by such Fund at the close of the business on such day, plus the per share amount of any distributions made by such fund on such day by (ii) the net asset value of fund share determined as of the close of business on the preceding Business Day and then subtracting from this result the mortality and expense risk fees and the administration fees factor of .003699% for each calendar day between the preceding Business Day and the end of the current Business Day.

ANNUITY PAYMENTS

    The primary theory of a variable annuity having underlying assets chiefly invested in a portfolio of common stocks is to provide Annuitants with Annuity payments which will tend to remain level during a period when the economy is relatively stable and to provide increased Annuity payments during periods of economic growth and inflation. It is believed that the value of such Separate Account investment will, over the long term, tend to reflect changes in the general economic price level. Historically, the value of a diversified portfolio of common stocks held for an extended period of time has tended to rise during the periods of economic growth and inflation. However, there is no exact correlation between the two. In some periods, the value of a common stock portfolio has declined while the cost of living has increased.

    The primary theory of a variable annuity having underlying assets chiefly invested in fixed-income securities (such as the T. Rowe Price Bond Series) is to provide Annuitants with annuity payments which will be higher in amount than those provided by conventional Fixed Annuities. It should be recognized, however, that a portfolio consisting of non-convertible fixed-income securities and which is designed to obtain a high level of current yield involves market risks that are not found in a fixed annuity and that differ from those found in a variable annuity invested primarily in common and preferred stocks. Certain securities (high yield bonds) in the portfolio will be very sensitive to adverse economic changes and corporate developments. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield bonds, especially in a thin market. In addition, periods of economic uncertainty and change may result in increased volatility of both the market prices of high yield bonds and the fund's net asset value.

    The market value of non-convertible fixed-income securities usually reflects yields then generally available in securities of similar quality and type. Based upon historical analysis, when interest rates decline, the market value of a portfolio already invested at higher interest rates may be expected to rise if such securities are not subject to call at the option of the issuer. Conversely, when such interest rates increase, the market value of a portfolio already invested at lower interest rates may be expected to decline. The Asset Manager Portfolio, T. Rowe Price Bond Series and T. Rowe Price Growth and Income Series may, pursuant to the investment policies, invest a significant portion of their assets in long-term fixed-income securities. Because of this, Participants who select one of these series as the basis for Annuity Payments should recognize that Annuity Payments may decrease during periods when interest rates and general prices are rising.

    Participants should carefully consider which of the underlying series is best suited to their long-term needs.

BASIS OF VARIABLE ANNUITY BENEFITS

    The Variable Annuity benefit rates used in determining Annuity Payments under the Contract are based on actuarial assumptions, reflected in tables in the Contract, as to the expected mortality and adjusted age and the form of Annuity selected. The mortality basis for these tables is Security First Life's Modified Select Annuity Mortality Table, projected to the year 2000 on Projection Scale C, with interest at 4.25% for all functions involving life contingencies and the portion of any period certain beyond 10 years, and 3.25% for the first 10 years of any certain period. Adjusted age in those tables means actual age to the nearest birthday at the time the first payment is due, adjusted according to the following table:

 CALENDAR YEAR          ADJUSTED
   OF BIRTH              AGE IS
---------------    -------------------
  Before 1916          Actual Age
  1916 - 1935      Actual Age Minus 1
  1936 - 1955      Actual Age Minus 2
  1956 - 1975      Actual Age Minus 3
  1976 - 1995      Actual Age Minus 4

DETERMINATION OF AMOUNT OF MONTHLY VARIABLE ANNUITY PAYMENTS FOR FIRST YEAR

    The Separate Account value used to establish the monthly Variable Annuity Payment for the first year consists of the value of Accumulation Units of each Series of the Separate Account credited to a Participant on the last day of the second calendar week before the Annuity Date. The Contract contains tables showing monthly payment factors and Annuity premium rates per $1,000 of Separate Account value to be applied under Options 1 through 4.

    At the beginning of the first payment year, an amount is transferred from the Separate Account to Security First Life's General Account and level monthly Annuity payments for the year are made out of the General Account. The amount to be transferred is determined by multiplying the Annuity premium rate per $1,000 set forth in the Contract tables by the number of thousands of dollars of Separate Account Value credited to a Participant. The level monthly payment for the first payment year is then determined by multiplying the amount transferred (the "Annuity Premium") by the monthly payment factor in the same table. In the event the Contract involved has Separate Account Accumulation Units in more than one Series, the total monthly Annuity payment for the first year is the sum of the monthly Annuity payments, determined in the same manner as above, for each Series.

    At the time the first year's monthly payments are determined, a number of Annuity Units for each Separate Account Series is also established for the Annuitant by dividing the monthly payment derived from that Series for the first year by the Separate Account Annuity Unit values for the Series on the last Business Day of the second calendar week before the first Annuity payment is due. The number of Annuity Units remains fixed during the Annuity period unless Annuity Units are converted to another Series.

DETERMINATION OF AMOUNT OF MONTHLY VARIABLE ANNUITY PAYMENTS FOR SECOND AND SUBSEQUENT YEARS

    As of each anniversary of the Annuity Date, Security First Life will determine the amount of the monthly Variable Annuity Payments for the year then beginning. Separate determinations will be made for each Separate Account Series in which the Annuitant has Annuity Units, with the total Annuity Payment being the sum of the payments derived from the Series. The amount of monthly payments for any Separate Account series for any year after the first will be determined by multiplying the number of Annuity Units for that Series by the Annuity Unit value for that series for the Valuation Period in which the first payment for the year is due. It will be Security First Life's practice to mail Variable Annuity payments no later than seven days after the last day of the Valuation Period upon which they are based and the monthly anniversary thereof.

    The objective of a Variable Annuity contract is to provide level payments during periods when the economy is relatively stable and to reflect as increased payments only the excess of investment results flowing from inflation or an increase in productivity. The achievement of this objective will depend, in part, upon the validity of the assumption that the net investment return of the Separate Account equals the Assumed Investment Return during periods of stable prices. Subsequent years' payments will be smaller than, equal to or greater than the first year's payments depending on whether the actual net investment return for the Separate Account is smaller than, equal to or greater than the Assumed Investment Return.

ANNUITY UNIT VALUES

    The Separate Account annuity unit values for each Series was originally established at $5 per unit. The value of an annuity unit for each Series for any subsequent valuation period is determined by multiplying the value of an annuity unit at the end of the preceding valuation period by the "Annuity Change Factor" for the current valuation period. The Annuity Change Factor is an adjusted measurement of the investment performance of the Series since the end of the preceding valuation period. The Annuity Change Factor for any valuation period is determined by dividing the value of an accumulation unit at the end of the valuation period by the value of an accumulation unit at the end of the immediately preceding valuation period and multiplying the result by a neutralization factor.

    Variable annuity payments for each year after the first reflect variations in the investment performance of the Separate Account above and below an assumed investment return. This assumed investment rate is included for purposes of actuarial computations and does not relate to the actual investment performance of the underlying Series. Therefore, the Assumed Investment Return must be "neutralized" in computing the Annuity Change Factor. The Interest Neutralization Factor is determined by dividing 1 by the effective weekly equivalent of the assumed investment return previously selected by the annuitant. For example, the Interest Neutralization Factor for an assumed investment return of 4.25% is calculated as follows:

    Interest Neutralization Factor: 1/[(1 + 0.0425)(1/52)] = 0.9991999

ADDITIONAL FEDERAL INCOME TAX INFORMATION

    Security First Life is required to withhold federal income tax on any Contract distributions to Participants (such as Annuity payments, lump sum distributions or partial surrenders). However, except as noted below, Participants are allowed in some cases to make an election not to have federal income tax withheld. After such election is made with respect to Annuity payments, an Annuitant may revoke the election at any time, and thereafter commence withholding. In such a case, Security First Life will notify the payee at least annually of his or her right to change such election.

    The withholding rate followed by Security First Life will be applied only against the taxable portion of the Contract distributions. Federal tax will be withheld from Annuity payments pursuant to the recipient's withholding certificate. If no withholding certificate is filed with Security First Life, federal tax will be withheld from Annuity payments on the basis that the payee is married with three withholding exemptions. Federal tax on the taxable portion of a partial or total surrender (i.e., non-periodic distribution) generally will be withheld at a flat rate 10% rate. In the case of a plan qualified under Sections 401(a) or 403(b) of the Code, if the balance to the credit of a participant in a plan is distributed within one taxable year to the recipient ("total distribution"), the amount of withholding will approximate the federal income tax on a lump sum distribution. If a total distribution is made from such a plan or a tax-sheltered annuity on account of the Participant's death, the amount of withholding will reflect the exclusion from federal income tax for employer-provided death benefits.

    Security First Life will be required to withhold 20% of certain taxable amounts constituting "eligible rollover distributions" to participants (including lump sum distributions) in retirement plans under Code Section 401 and tax deferred annuities under Code Section 403(b). This new withholding requirement does not apply to distributions from such plans and annuities in the form of a life and life expectancy annuity (individual or joint), an annuity with a designated period of 10 years or more, or any distributions required by the minimum distributions requirements of Code Section 401(a)(9). Withholding on these latter types of distribution will continue to be made under the rules described in the prior paragraph. A participant cannot elect out of the new 20% withholding requirement. However, if an eligible rollover distribution is rolled over into an eligible retirement plan or IRA in a direct trustee-to-trustee transfer, no withholding will be required.

    Payees are required by law to provide Security First Life (as payor) with their correct taxpayer identification number ("TIN"). If the payee is an individual, the TIN is the same as his or her Social Security number. If the payee elects not to have federal income tax withheld on an Annuity payment or a non-periodic distribution and a correct TIN has not been provided, such election is ineffective, and such payment will be subject to withholding as noted above.

OBTAINING TAX ADVICE

    It should be recognized that the federal income tax information in the prospectus and this Statement of Additional Information is not exhaustive and is for information purposes only. The discussions do not purport to cover all situations involving the purchase of an annuity or the election of an option under the Contract. Tax results may vary depending upon individual situations and special rules may apply in certain cases. State and local tax results may also vary. For these reasons a qualified tax adviser should be consulted.

UNDERWRITERS, DISTRIBUTION OF THE CONTRACTS

    The Contracts will be sold as a continuous offering by individuals who are appropriately licensed as insurance agents of Security First Life for the sale of life insurance and variable annuity contracts in the state where the sale is made. In addition, these individuals will be registered representatives of the principal underwriter, Security First Financial, Inc., or of other broker-dealers registered under the Securities Exchange Act of 1934 whose registered representatives are authorized by applicable law to sell variable annuity contracts issued by Security First Life. Commissions on sales of contracts range from 0% to 7.5%. Agents are paid from the General Account of Security First Life. Such commissions bear no direct relationship to any of the charges under the Contracts. No direct underwriting commissions are paid to Security First Financial, Inc.

CALCULATION OF PERFORMANCE DATA

    a. Money Market Portfolio. The yield of the Money Market Portfolio of the Separate Account is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one accumulation unit of the Series at the beginning of a seven-day base period, subtracting a hypothetical charge reflecting deductions from account values, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by (365/7) with the resulting yield figure carried to a least the nearest hundredth of one percent.

    The effective yield of the Money Market Portfolio over the same period is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one accumulation unit of the Series at the beginning of the period, subtracting a hypothetical charge reflecting deductions from account values, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula:

              EFFECTIVE YIELD = (BASE PERIOD RETURN + 1)365/7 - 1.

    For the seven day period ending December 31, 1995 (before the Portfolio commenced operations), the yield and effective yield data have been derived by applying all applicable Contract charges to the performance of the underlying Fund for that Series during the same period. On that basis, the derived yield of the Money Market Portfolio was 3.80%, and the effective yield was 3.88%.

    b. Other Series. The average annual returns of the other Series of the Separate Account are computed by finding the average annual compounded rates of return over the specified periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                 P(1+T)n = ERV

    Where:

    P = a hypothetical initial payment of $1,000
    T = average annual total return
    n = number of years in the period
    ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period (or fractional portion thereof)

    The computation of average annual total returns does take into consideration recurring charges and any non-recurring charges applicable to a Contract which is surrendered in full at the end of the stated holding period.

    For periods occurring prior to commencement of operations of a Series of the Separate Account, the performance computed will be derived from that of the corresponding underlying Fund, adjusted for all Contract charges applicable to the Separate Account. The inception date, if applicable, will be that of the underlying Fund in such cases. Advertisements will always include total return data for one, five and ten year periods (or since inception) but may include other periods as well.

    On the foregoing basis, the derived total return data for the Series other than the Money Market Portfolio for periods ending December 31, 1995 are as follows:

                                       AVERAGE ANNUAL TOTAL RETURNS
                                      ------------------------------                  INCEPTION
                                      1 YEAR     3 YEARS     5 YEARS     10 YEARS      TO DATE
                                      ------     -------     -------     --------     ----------
Growth Portfolio....................  33.69%     15.99%      19.43%        N/A          13.48%
                                                                                      (10/09/86)
Asset Management Portfolio..........  15.40%      8.66%      11.41%        N/A          9.89%
                                                                                      (09/06/89)


                                       AVERAGE ANNUAL TOTAL RETURNS
                                      ------------------------------                  INCEPTION
                                      1 YEAR     3 YEARS     5 YEARS     10 YEARS      TO DATE
                                      ------     -------     -------     --------     ----------

Index 500 Portfolio.................  35.39%     13.99%        N/A         N/A          14.09%
                                                                                      (08/27/92)
T. Rowe Price Bond Series...........  15.22%      5.82%       7.10%       6.61%         7.60%
                                                                                      (08/01/79)
T. Rowe Price Growth................  29.37%     13.94%      14.76%       11.47%        13.27%
and Income Series                                                                     (08/01/79)
Contrafund Portfolio................   N/A         N/A         N/A         N/A          39.62%
                                                                                      (01/03/95)
Small Capitalization Portfolio......  42.96%     14.71%      19.24%        N/A          21.25%
                                                                                      (09/21/88)
International Portfolio.............  9.76%      13.59%       9.05%        N/A          8.37%
                                                                                      (05/01/87)
Virtus U.S. Government Income.......  12.00%       N/A         N/A         N/A          8.13%
Series                                                                                (05/19/93)

    Certain expenses of the Index 500 Portfolio have been reimbursed by the portfolio's investment adviser. Reimbursement of expenses to a series increases average annual total returns, and repayment of such reimbursements reduces these returns.

VOTING RIGHTS

    Unless otherwise restricted by the Plan under which a Contract is issued, each Participant will have the right to instruct Security First Life with respect to voting the Fund shares which are the assets underlying the Participant's interest in the Separate Account, at all regular and special shareholder meetings. An Annuitant's voting power with respect to Fund shares held by the Separate Account declines during the time the Annuitant is receiving a Variable Annuity based on the investment performance of the Separate Account, because amounts attributable to the Annuitant's interest are being transferred annually to the General Account to provide the variable payments.

SAFEKEEPING OF SECURITIES

    All assets of the Separate Account are held in the custody of Security First Life. Security First Life's principal offices are located at 11365 West Olympic Boulevard, Los Angeles, California 90064. The assets of each Separate Account Series will be kept physically segregated by Security First Life and held separate from the assets of any other firm, person or corporation. Additional protection for the assets of the Separate Account is afforded by fidelity bonds covering all of Security First Life's officers and employees.

SERVICING AGENT

    An Administrative Services Agreement has been entered into between Security First Life and SFG under which the latter has agreed to perform certain of the administrative services relating to the Contracts and for the Separate Account. SFG performs substantially all of the recordkeeping and administrative services for the Separate Account.

INDEPENDENT AUDITORS
     The financial statements of Security First Life Insurance Company which are included in this Statement of Additional Information and Registration Statement have been audited by Ernst & Young LLP, independent auditors. The financial statements audited by Ernst & Young LLP have been included in reliance on their reports, given on their authority as experts in accounting and auditing. Ernst & Young LLP is located at 515 South Flower Street, Suite 1800,
Los Angeles, California 90071.

LEGAL MATTERS

    Legal matters concerning federal securities laws applicable to the issue and sale of the Variable Annuity contracts have been passed upon by Routier and Johnson, P.C., 1700 K Street, N.W., Washington, D.C. 20006.

STATE REGULATION OF SECURITY FIRST LIFE

    Security First Life is subject to the laws of the State of Delaware governing insurance companies and to regulation by the Delaware Commissioner of Insurance. An annual statement, in a prescribed form, is filed with the Commissioner on or before March 1 each year covering the operations of Security First Life for the preceding year and its financial condition on December 31 of such year. Security First Life's books and assets are subject to review or examination by the Commissioner or his agents at all times, and a full examination of its operations is usually conducted by the National Association of Insurance Commissioners at least once in every three years. Security First Life was last examined as of December 31, 1993. While Delaware insurance law prescribes permissible investments for Security First Life, it does not prescribe permissible investments for the Separate Account, nor does it involve supervision of the investment management or policy of Security First Life.

    In addition, Security First Life is subject to the insurance laws and regulations of other jurisdictions in which it is licensed to operate. State insurance laws generally provide regulations for the licensing of insurers and their agents, govern the financial affairs of insurers, require approval of policy forms, impose reserve requirements and require filing of an annual statement. Generally, the insurance departments of these other jurisdictions apply the laws of Delaware in determining permissible investments for Security First Life.

FINANCIAL STATEMENTS

    The financial statements of Security First Life contained herein should be considered only for the purposes of informing investors as to its ability to carry out the contractual obligations as depositor under the Contracts as described elsewhere herein and in the prospectus. The financial statements of the Separate Account are not included in this Statement of Additional Information because, as of the date thereon, the sale of the Contracts had not commenced and, as a result, the Separate Account had no assets and no liabilities attributable to the Contracts.

                                  [LETTERHEAD]



                         Report of Independent Auditors




Board of Directors
Security First Life Insurance Company

We have audited the accompanying consolidated balance sheets of Security First Life Insurance Company and subsidiaries as of December 31, 1995 and 1994, and the related consolidated statements of income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 1995. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Security First Life Insurance Company and subsidiaries at December 31, 1995 and 1994, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 1995, in conformity with generally accepted accounting principles.

As discussed in Notes 3 and 5 to the consolidated financial statements, Security First Life Insurance Company and subsidiaries made certain accounting changes in 1994 and 1993.

                                        /s/ Ernst & Young LLP
                                        -----------------------
                                            Ernst & Young LLP



February 9, 1996

SECURITY FIRST LIFE INSURANCE COMPANY AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

                                                             December 31
                                                        1995             1994
                                                        ----             ----
                                                            (In thousands)
ASSETS

INVESTMENTS
    Fixed maturities:
       Available-for-sale                            $2,176,985       $1,602,387
       Held-for-investment                                               197,379
    Equity securities                                     5,129            5,827
    Investment real estate                                2,311            2,298
    Policy and mortgage loans                            18,798           16,239
    Short-term investments                                7,024           26,215
                                                     ----------       ----------
                                                      2,210,247        1,850,345

CASH AND CASH EQUIVALENTS                                 7,990           13,359

ACCRUED INVESTMENT INCOME                                30,459           27,018

DEFERRED POLICY ACQUISITION COSTS                        56,515           47,985

OTHER ASSETS
    Property under capital lease                         10,680           11,260
    Assets held in separate accounts                    340,287          184,196
    Other                                                 4,318            4,517
                                                     ----------       ----------



                                                     $2,660,496       $2,138,680
                                                     ==========       ==========



The accompanying notes are an integral part of these consolidated financial statements.

                                                                       December 31
                                                                   1995           1994
                                                                   ----           ----
                                                                      (In thousands)
LIABILITIES AND STOCKHOLDER'S EQUITY

LIABILITIES
    Policyholder liabilities                                    $2,047,818     $1,790,456
    Obligation under capital lease                                  15,966         16,183
    Notes payable to parent                                         35,000         35,000
    Note payable                                                     1,000          2,000
    Federal income taxes                                            35,052          1,723
    Liabilities related to separate accounts                       340,287        184,196
    Other                                                            5,293          5,060
                                                                ----------     ----------
                                                                 2,480,416      2,034,618

COMMITMENTS AND CONTINGENCIES

STOCKHOLDER'S EQUITY
    Preferred stock, $1 par value
       Authorized, issued and outstanding -- 200,000 shares            200            200
    Common stock, $200 par value
       Authorized -- 15,000 shares
       Issued and outstanding -- 11,000 shares                       2,200          2,200
    Additional paid-in capital                                      48,147         48,147
    Net unrealized investment gains (losses)                        38,972        (21,561)
    Retained earnings                                               90,561         75,076
                                                                ----------     ----------
                                                                   180,080        104,062
                                                                ----------     ----------

                                                                $2,660,496     $2,138,680
                                                                ==========     ==========

SECURITY FIRST LIFE INSURANCE COMPANY AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME

                                                                   Year Ended December 31
                                                                1995        1994         1993
                                                                ----        ----         ----
                                                                       (In thousands)
REVENUES
    Net investment income                                     $158,174    $146,101     $137,450
    Annuity product income                                      14,815       6,121        2,499
    Net realized investment gains (losses)                       1,347      (1,735)         921
    Other                                                          701         709          721
                                                              --------    --------     --------
                                            TOTAL REVENUES     175,037     151,196      141,591


BENEFITS AND EXPENSES
    Interest credited to policyholders                         103,959     102,776      102,513
    Benefits in excess of policyholder liabilities               5,738       4,119        1,907
    Amortization of deferred policy acquisition costs           15,505       5,612        1,981
    Operating expenses                                          28,201      23,543       17,397
                                                              --------    --------     --------
                               TOTAL BENEFITS AND EXPENSES     153,403     136,050      123,798
                                                              --------    --------     --------
                                                                21,634      15,146       17,793


Income tax expense
    Current                                                      3,044       1,776        5,467
    Deferred                                                     3,105       3,388          597
                                                              --------    --------     --------
                                                                 6,149       5,164        6,064
                                                              --------    --------     --------

                           INCOME BEFORE CUMULATIVE EFFECT
                         OF CHANGE IN ACCOUNTING PRINCIPLE      15,485       9,982       11,729


Cumulative effect of change in accounting for income taxes                                1,510
                                                              --------    --------     --------

                                                NET INCOME    $ 15,485    $  9,982     $ 13,239
                                                              ========    ========     ========




The accompanying notes are an integral part of these consolidated financial statements.

SECURITY FIRST LIFE INSURANCE COMPANY AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY

                                                                                 Net
                                                                Additional    Unrealized              Total
                                         Preferred   Common      Paid-in      Investment    Retained  Stockholder's
                                         Stock       Stock       Capital    Gains (Losses)  Earnings  Equity
                                         -----       -----       -------    --------------  --------  ------
                                                                      (In thousands)
Balance at January 1, 1993                 $200      $2,200      $48,147      $    226      $51,855     $102,628

   Net income                                                                                13,239       13,239

   Net unrealized investment losses                                               (269)                     (269)
                                           ----      ------      -------      --------      -------     --------

Balance at December 31, 1993                200       2,200       48,147           (43)      65,094      115,598


   Net income                                                                                 9,982        9,982

   Cumulative effect of change in
     accounting principle at January 1                                          28,618                    28,618


   Net unrealized investment losses                                            (50,136)                  (50,136)
                                           ----      ------      -------      --------      -------     --------

Balance at December 31, 1994                200       2,200       48,147       (21,561)      75,076      104,062


   Net income                                                                                15,485       15,485


   Net unrealized investment gains                                              60,533                    60,533
                                           ----      ------      -------      --------      -------     --------

Balance at December 31, 1995               $200      $2,200      $48,147      $ 38,972      $90,561     $180,080
                                           ====      ======      =======      ========      =======     ========




The accompanying notes are an integral part of these consolidated financial statements.

SECURITY FIRST LIFE INSURANCE COMPANY AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                          Year Ended December 31
                                                                  1995            1994             1993
                                                                  ----            ----             ----
                                                                              (In thousands)
OPERATING ACTIVITIES
    Net income                                                 $  15,485      $     9,982      $    13,239
    Adjustments to reconcile net income to net cash
       provided by operations:
           Cumulative effect of accounting change                                                   (1,510)
           Net realized investment losses (gains)                 (1,347)           3,014          (12,121)
           Depreciation and amortization                           1,391            2,281            1,703
           Accretion of discount and amortization of
               premium on investments                              1,059           (2,423)          (8,212)
           Changes in operating assets and liabilities:
                  Accrued investment income                       (3,441)            (648)          (3,957)
                  Deferred policy acquisition costs              (15,676)          (4,915)         (16,946)
                  Other assets                                     2,194            4,560           (4,504)
                  Other liabilities                                  673           (9,050)           2,207
                                                               ---------      -----------      -----------
                                      NET CASH PROVIDED BY
                            (USED IN) OPERATING ACTIVITIES           338            2,801          (30,101)
INVESTING ACTIVITIES
    Fixed maturity securities -- available-for-sale
       Purchases                                                (636,371)      (1,033,097)
       Sales and maturities                                      439,897          860,239
    Fixed maturity securities -- held-for-investment
       Purchases                                                                                (1,037,222)

       Sales and maturities                                                                        783,570
    Equity securities
       Purchases                                                    (117)
       Sales                                                         931            1,085
    Disposal (acquisition) of real estate, net                       (13)           2,192             (161)
    Net sale (purchase) of short-term investments                 19,191          (26,215)
    Repayment (issuance) of loans, net                            (2,558)           5,792             (359)
    Purchase of equipment                                           (388)            (896)
                                                               ---------      -----------      -----------
                                          NET CASH USED IN
                                      INVESTING ACTIVITIES      (179,428)        (190,900)        (254,172)
FINANCING ACTIVITIES
    Receipts credited to policyholder accounts                   565,698          468,898          509,223
    Amounts returned to policyholders                           (390,760)        (326,691)        (208,422)
    Issuance of note payable to parent                                             10,000           25,000
    Repayment of notes payable                                    (1,000)          (1,000)          (1,000)
    Reduction of capital lease obligation                           (217)            (192)            (170)
                                                               ---------      -----------      -----------
                                         NET CASH PROVIDED
                                   BY FINANCING ACTIVITIES       173,721          151,015          324,631
                                                               ---------      -----------      -----------

                                    INCREASE (DECREASE) IN
                                 CASH AND CASH EQUIVALENTS        (5,369)         (37,084)          40,358
Cash and cash equivalents at beginning of year                    13,359           50,443           10,085
                                                               ---------      -----------      -----------
                                             CASH AND CASH
                                EQUIVALENTS AT END OF YEAR     $   7,990      $    13,359      $    50,443
                                                               =========      ===========      ===========



The accompanying notes are an integral part of these consolidated financial statements.

SECURITY FIRST LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 1995 AND 1994


NOTE 1 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION -- Security First Life Insurance Company (Security First
Life) and subsidiaries (collectively, the Company) is a wholly-owned subsidiary of Security First Group, Inc. (SFG), formerly The Holden Group, Inc. SFG has been a wholly-owned subsidiary of London Insurance Group, Inc. (LIG) since May 1994. The Company sells a broad range of fixed and variable annuity contracts. The Company's consolidated financial statements are prepared in conformity with generally accepted accounting principles (GAAP) which vary in some respects from statutory accounting practices prescribed or permitted by regulatory authorities (statutory basis) and include the accounts of its wholly-owned subsidiaries, Fidelity Standard Life Insurance Company (Fidelity Standard Life) and Security First Life Insurance Company of Arizona (SFL-Arizona). All significant intercompany transactions and accounts are eliminated in consolidation.

INVESTMENTS -- Investments are reported on the following bases:

     Fixed Maturities:

         Available-for-sale -- at fair value, which differs from the amortized cost of such investments. Unrealized gains and losses on these investments (net of related adjustments for deferred policy acquisition costs and applicable deferred income taxes) are credited or charged to stockholder's equity and, accordingly, have no effect on net income.

         Held-for-investment -- at cost, adjusted for amortization of premium or accretion of discount and other-than-temporary declines in fair value. The amortized cost of such investments differs from their fair values. See Note 3 regarding the reclassification in 1995 of held-for-investment securities to available-for-sale.

         For those fixed maturities which are mortgage-backed, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. The net investment in the security is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the security. Such adjustment is included in net investment income.

         The Company does not maintain a trading portfolio, or at December 31, 1995, a held-for-investment portfolio.

SECURITY FIRST LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTE 1 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

     Equity securities (common and non-redeemable preferred stocks) -- at fair value if publicly traded. Changes in fair values of equity securities, net of applicable deferred income taxes, are reported as unrealized gains or losses directly in stockholder's equity and, accordingly, have no effect on net income.

     Investment real estate -- at lower of cost less accumulated depreciation or fair value.

     Mortgage loans and policy loans -- at unpaid balances.

     Short-term investments -- at cost, which approximates fair value.

     Realized gains and losses on disposal of investments are determined on a specific identification basis.

CASH EQUIVALENTS -- Cash equivalents consist of investments in money market funds. The carrying amount of cash equivalents approximates fair value.

DEFERRED POLICY ACQUISITION COSTS -- As of January 1, 1995, the Company adopted the account value deposit method of reporting on two-tier annuities (those annuities that have a different interest credited rate for annuitization as compared to withdrawal). The Company had previously adopted this method for single-tier annuities. Under this method, commissions and other costs of acquiring annuities that vary with and are primarily related to the acquisition of such business are included in deferred policy acquisition costs. Prior to that date, certain commission costs for two-tier annuities were reported as a component of policyholder liabilities. As a result of this change, deferred policy acquisition costs and policyholder liabilities increased by $38,590,000 on January 1, 1995 with no effect on stockholder's equity. Additionally, the presentation of certain revenue and expense items in the consolidated statement of income for the year ended December 31, 1995 has been effected by this change with no significant impact on net income.

Deferred policy acquisition costs are being amortized in proportion to the present value of estimated future gross margins which includes the impact of realized investment gains and losses.

SECURITY FIRST LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTE 1 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

POLICYHOLDER LIABILITIES -- As indicated previously, the Company adopted the account value deposit method for reporting on two-tier annuities as of January 1, 1995. Under this method, the policyholder liabilities for two-tier annuities are the lower tier account values. Prior to that date, policyholder liabilities for the Company's two-tier fixed annuity products were calculated using a prospective approach. Under the prospective approach, the policyholder liability was equal to the present value of future benefits using a "break-even" discount rate which resulted in no gain or loss when a policy was issued. This method allowed profits to emerge in relation to the difference between actual investment earnings and the break-even discount rate used in the calculation of the policyholder liabilities. Policyholder liabilities for the Company's single-tier fixed annuity products are the account values.

The fair value of policyholder liabilities is estimated assuming all policyholders surrender their policies. The carrying amounts and estimated fair values are as follows (in thousands):

                                    Carrying Amount      Estimated Fair Value
                                    ---------------      --------------------
     December 31, 1995                $2,047,818              $1,976,079
     December 31, 1994                 1,790,456               1,760,999

NOTES PAYABLE -- Notes payable are carried at their unpaid balances which approximate fair value because the interest rates on these notes approximate market rates.

INCOME TAXES -- The Company files consolidated federal income tax returns with SFG. Income taxes are provided on the basis as if the companies filed separately.

Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Such differences are related principally to the deferral of policy acquisition costs, the valuation of fixed maturities and the provision for policyholder liabilities. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

SEPARATE ACCOUNTS -- The assets held in separate accounts represent funds which are separately administered by the Company pursuant to variable annuity contracts. The liabilities related to separate accounts consist of policyholder liabilities for variable annuities. The separate account assets and liabilities are reported at fair value. The Company receives a fee for administrative services provided to the separate accounts. Investment risks associated with fair value changes are borne by the contract holders.

SECURITY FIRST LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTE 1 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

ANNUITY REVENUES AND BENEFITS -- Annuity product income represents fees earned from policyholders of annuity contracts, including surrender charges, annuitization charges and administration fees. Benefits in excess of policyholder liabilities consists of the difference between the policyholder account values surrendered or annuitized during the period and the related policyholder liability balances.

ESTIMATES -- Certain amounts reported in the accompanying consolidated financial statements are based on management's best estimates and judgments. Actual results could differ from those estimates.

NEW ACCOUNTING STANDARD -- In March 1995, the Financial Accounting Standards Board (FASB) issued a new standard on accounting for long-lived assets which are impaired or to be disposed of. The Company must adopt the standard by 1996. The standard requires that an impaired long-lived asset be measured based on the fair value of the asset to be held and used or the fair value less cost to sell the asset to be disposed of. When adopted, this standard is not expected to have a material effect on the financial position or results of operations of the Company.

RECLASSIFICATIONS -- Certain reclassifications of prior-year amounts have been made to conform with current-year classifications.

SECURITY FIRST LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTE 2 -- STATUTORY CAPITAL AND RESTRICTIONS

Security First Life and each of its subsidiaries are required to file annual statements with various state insurance regulatory authorities on a statutory basis.

The statutory-basis capital and surplus at December 31, 1995, 1994 and 1993, and statutory-basis net income (loss) for those years are as follows (in thousands):

                                                                       Capital               Net
                                                                     and Surplus        Income (Loss)
                                                                     -----------        -------------
     December 31, 1995
     -----------------

     Security First Life Insurance Company                            $100,027*            $3,161*
     Fidelity Standard Life Insurance Company                           15,573*               831*
     Security First Life Insurance Company of Arizona                   12,715*               612*

     December 31, 1994
     -----------------

     Security First Life Insurance Company                            $ 99,272             $1,758
     Fidelity Standard Life Insurance Company                           14,894                409
     Security First Life Insurance Company of Arizona                   12,118              1,246

     December 31, 1993
     -----------------

     Security First Life Insurance Company                            $ 90,967             $5,057
     Fidelity Standard Life Insurance Company                           14,651               (160)
     Security First Life Insurance Company of Arizona                   10,890              1,358

         * These unaudited amounts are preliminary and subject to change upon completion of the statutory annual statements.

The difference between statutory-basis net income (loss) and net income reported based on GAAP relates primarily to different reserving methods used to calculate policyholder liabilities, the recognition of deferred policy acquisition costs and deferred income taxes.

Security First Life and Fidelity Standard Life are incorporated and domiciled in Delaware. SFL-Arizona is incorporated and domiciled in Arizona. The payment of dividends by Security First Life and each of its subsidiaries is subject to statutory limitations which are based on each company's statutory-basis net income and surplus levels. At December 31, 1995, the maximum amount of dividends Security First Life could pay SFG without prior approval from state insurance regulatory authorities is $9,762,000.

SECURITY FIRST LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTE 3 -- INVESTMENTS

The Company adopted Statement of Financial Accounting Standards No. 115 (SFAS No. 115), Accounting for Certain Investments in Debt and Equity Securities, as of January 1, 1994. In accordance with SFAS No. 115, prior period financial statements were not restated to reflect the change in accounting principle. The cumulative effect as of January 1, 1994 of adopting SFAS No. 115 was an increase in stockholder's equity of $28,618,000 -- net of related adjustments for deferred policy acquisition costs of $62,166,000 which was recorded as an adjustment to policyholder liabilities and deferred income taxes of $14,743,000 -- to reflect the net unrealized gains on securities previously carried at amortized cost. There was no effect on net income as a result of the adoption of SFAS No. 115.

In November 1995, the FASB issued a Special Report, A Guide to Implementation of Statement 115 on Accounting for Certain Investments in Debt and Equity Securities. In accordance with provisions in that Special Report, the Company chose to reclassify securities from held-for-investment to available-for-sale. At the date of transfer, the amortized cost of those securities was $169,879,000 and the unrealized gain on those securities was $2,291,000, which is included in stockholder's equity.

Unrealized investment gains and losses reported in the accompanying financial statements are as follows (in thousands):

                                                                             December 31
                                                                         1995          1994
                                                                         ----          ----
     Unrealized investment gains (losses)                              $104,593      $(76,004)
     Less:   Adjustment for deferred policy acquisition costs            45,736       (43,719)
             Deferred income taxes (benefit)                             19,885       (10,724)
                                                                       --------      --------

                      Net unrealized investment gains (losses)         $ 38,972      $(21,561)
                                                                       ========      ========

The adjustment for deferred policy acquisition costs of $43,719,000 in 1994 was recorded as an adjustment to policyholder liabilities. Included in unrealized investment gains (losses) are net losses related to equity securities of $58,000 and $230,000 at December 31, 1995 and 1994, respectively.

SECURITY FIRST LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTE 3 -- INVESTMENTS (continued)

The amortized cost and fair value of fixed maturities as of December 31, 1995 and 1994 are summarized as follows (in thousands):

                                                                       Gross          Gross
                                                       Amortized     Unrealized     Unrealized      Fair
                                                         Cost          Gains          Losses        Value
                                                         ----          -----          ------        -----
   December 31, 1995
   -----------------

   Available-for-sale:
     U.S. Treasury securities and
          obligations of U.S. Government
          corporations and agencies                    $  131,672     $ 12,467      $   (153)     $  143,986
     Debt securities issued by foreign governments         16,779        1,687                        18,466
     Corporate securities                                 894,766       64,723        (5,194)        954,295
     Mortgage-backed securities                         1,029,090       33,049        (1,901)      1,060,238
                                                       ----------     --------      --------      ----------
                                                       $2,072,307     $111,926      $ (7,248)     $2,176,985
                                                       ==========     ========      ========      ==========


   December 31, 1994
   -----------------

   Available-for-sale:
     U.S. Treasury securities and
          obligations of U.S. Government
          corporations and agencies                    $  114,207     $  2,100      $ (4,649)     $  111,658
     Debt securities issued by foreign
          governments                                      21,916          334          (481)         21,769
     Corporate securities                                 760,618        9,679       (39,496)        730,801
     Mortgage-backed securities                           781,296        6,735       (49,872)        738,159
                                                       ----------     --------      --------      ----------
                                                       $1,678,037     $ 18,848      $(94,498)     $1,602,387
                                                       ==========     ========      ========      ==========


   Held-for-investment:
     Mortgage-backed securities                        $  197,379     $  1,471      $(13,215)     $  185,635
                                                       ==========     ========      ========      ==========

SECURITY FIRST LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTE 3 -- INVESTMENTS (continued)

The amortized cost and fair value of fixed maturities by contractual maturity at December 31, 1995, are summarized below. Actual maturities will differ from contractual maturities because certain borrowers have the right to call or prepay obligations.

                                                          Amortized                Fair
                                                            Cost                   Value
                                                            ----                   -----
                                                                   (In thousands)
   Available-for-sale:
     Due in one year or less                              $   18,459             $   18,666
     Due after one year through five years                   162,465                172,269
     Due after five years through ten years                  580,386                611,671
     Due after ten years                                     281,907                314,142
     Mortgage-backed securities                            1,029,090              1,060,237
                                                          ----------             ----------
                                                          $2,072,307             $2,176,985
                                                          ==========             ==========


Proceeds from sales of fixed maturities are $441,790,000 and $695,755,000 in 1995 and 1994, respectively.

The Company reports realized gains (losses) on investment transactions net of any adjustment to the amortization of deferred policy acquisition costs when such amortization is accelerated or decelerated as a result of the realization of gains or losses other than as originally anticipated on the sale of investments associated with annuity products. Net realized investment gains (losses) reported in the accompanying financial statements are as follows (in thousands):

                                                            1995         1994          1993
                                                            ----         ----          ----
   Fixed maturities -- available-for-sale
     Gross gains                                          $ 6,181      $ 7,174
     Gross losses                                          (4,621)      (6,328)
                                                          -------      -------
                                                            1,560          846
   Fixed maturities -- held-for-investment
     Gross gains                                                                     $ 14,755
     Gross losses                                                                      (2,634)
                                                                                     --------
                                                                                       12,121

   Loss on equity securities                                 (213)         (31)
   Loss on real estate                                                  (2,250)
   Accelerated amortization
     of deferred policy acquisition costs                                 (300)       (11,200)
                                                          -------      -------       ---------

          Net realized investment gains (losses)          $ 1,347      $(1,735)      $    921
                                                          =======      =======       ========

SECURITY FIRST LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTE 3 -- INVESTMENTS (continued)

The Company has recorded a valuation reserve for possible other-than-temporary impairment in the value of fixed maturities of $2,000,000 at December 31, 1995 and 1994.

Concentrations of credit risk with respect to fixed maturities are limited due to the large number of issues owned and their dispersion across many different industries and geographic areas. Accordingly, at December 31, 1995, the Company had no significant concentration of credit risk.

The fair values for fixed maturities and equity securities are primarily based on values obtained from independent pricing services.

The cost of equity securities was $5,214,000 and $6,177,000 on December 31, 1995 and 1994, respectively.

Investment real estate is net of accumulated depreciation of $1,596,000 and $1,538,000 as of December 31, 1995 and 1994, respectively, and a $2,250,000 provision for decline in fair value at those dates.

The carrying amount of mortgage loans ($945,000 and $934,000 at December 31, 1995 and 1994, respectively) and policy loans ($17,853,000 and $15,305,000 at December 31, 1995 and 1994, respectively) approximates fair value because the interest rates on these loans approximate market rates.

The Company places its temporary cash investments with high-credit quality financial institutions and, by corporate policy, limits the amount of credit exposure to any one financial institution.

At December 31, 1995, investment securities having an amortized cost of $10,561,000 were on deposit with various states in accordance with state insurance department requirements.

SECURITY FIRST LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTE 3 -- INVESTMENTS (continued)

Investment income by major category of investment is summarized as follows (in thousands):

                                                       1995           1994          1993
                                                       ----           ----          ----
     Fixed maturities                                $159,266       $148,303      $139,404
     Policy loans                                         884            749           620
     Real estate                                          894            406           367
     Mortgage loans                                       345            769           974
     Short-term investments                             1,943            114
     Cash and cash equivalents                            388            783           831
                                                     --------       --------      --------
                                                      163,720        151,124       142,196

     Investment expenses                               (5,546)        (5,023)       (4,746)
                                                     ---------      --------      --------

                            Net investment income    $158,174       $146,101      $137,450
                                                     ========       ========      ========


The Company has no significant amounts of non-income producing investments.


NOTE 4 -- NOTES PAYABLE

Notes payable consist of the following as of December 31 (in thousands):


                                                                         1995        1994
                                                                         ----        ----
     5% Surplus note due to SFG, interest payable monthly,
     principal payable upon regulatory approval                       $25,000     $25,000

     8% Note due to The Capitol Life Insurance Company,
     interest payable quarterly, principal payments of $1,000,000
     each paid annually on December 31                                  1,000       2,000

     8% Surplus note due to SFG, interest payable monthly,
     principal payable upon regulatory approval                        10,000      10,000
                                                                      -------     -------

                                                                      $36,000     $37,000
                                                                      =======     =======


Security First Life has a $15,000,000 bank revolving credit line which bears interest at a floating rate based on London Interbank Offered Rates. There were no borrowings outstanding under this revolving credit line at December 31, 1995 and 1994. The $25,000,000 and $10,000,000 surplus notes payable to SFG are pledged, along with the common and preferred stock of Security First Life, as collateral for SFG's bank revolving credit line.

Principal payments due on the notes payable during the next five years are $1,000,000 in 1996.

SECURITY FIRST LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTE 4 -- NOTES PAYABLE (continued)

Interest paid by the Company totaled $2,225,000 in 1995, $1,799,000 in 1994 and $343,000 in 1993.


NOTE 5 -- INCOME TAXES

The Company files a consolidated federal income tax return with SFG and its subsidiaries. Taxes are provided for and paid to SFG as if the Company filed separately.

The Company adopted Statement of Financial Accounting Standards No. 109, Accounting for Income Taxes, effective January 1, 1993 and, as permitted under the new rules, did not restate prior years' financial statements. The cumulative effect of this change in accounting for income taxes as of January 1, 1993 of $1,510,000 is reported separately in the consolidated statement of income for the year ended December 31, 1993.

The liability for federal income taxes includes deferred taxes of $35,875,000 and $3,324,000 at December 31, 1995 and 1994, respectively. Significant components of these deferred taxes are as follows (in thousands):

                                                                        1995           1994
                                                                        ----           ----
Deferred tax liabilities:
     Deferred policy acquisition costs                                 $32,937        $14,701
     Fixed maturities                                                   19,980
     Other assets                                                                         301
     Other, net                                                            495          1,050
                                                                       -------        -------
                            Total deferred tax liabilities              53,412         16,052

Deferred tax assets:
     Fixed maturities                                                                   8,654
     Policyholder liabilities                                           13,384          1,674
     Capital lease                                                         765            628
     Other liabilities                                                   3,388          1,772
                                                                       -------        -------
                                 Total deferred tax assets              17,537         12,728
                                                                       -------        -------
                              Net deferred tax liabilities             $35,875        $ 3,324
                                                                       =======        =======


Income taxes paid by the Company were $3,248,000 in 1995, $2,000,000 in 1994 and $4,325,000 in 1993.

SECURITY FIRST LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTE 5 -- INCOME TAXES (continued)

In 1995, the Company's income tax provision differs from the statutory rate of 34%. The following is a reconciliation of the federal income tax at statutory rates with the income tax provision as shown in the consolidated statement of income for the year ended December 31, 1995 (in thousands):

     Federal income tax at 34%                                     $7,356
     Dividends received deduction                                    (317)
     True up of prior year taxes                                     (875)
     Other                                                            (15)
                                                                   ------

              Provision for income tax expense                     $6,149
                                                                   ======


NOTE 6 -- CAPITAL LEASE

Security First Life has a lease for office space that expires in 2014. This lease is treated as a capital lease for financial reporting purposes.

The Company subleases space on an annual basis to SFG to use as its home office. Related income offset against the lease costs was $1,663,000, $1,649,000 and $1,578,000 for the years ended December 31, 1995, 1994 and 1993, respectively. Future payments under the lease are as follows (in thousands):

           1996                                                         $  2,166
           1997                                                            2,166
           1998                                                            2,166
           1999                                                            2,166
           2000                                                            2,166
           Thereafter                                                     29,051
                                                                        --------
                                 Total minimum rental payments            39,881
                                  Amount representing interest           (23,915)

                      Present value of minimum rental payments          $ 15,966
                                                                        ========

The property under capital lease is net of accumulated amortization of $6,717,000 in 1995 and $6,137,000 in 1994.

SECURITY FIRST LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTE 7 -- COMMITMENTS, CONTINGENCIES AND RISKS

The Company has forward contracts with commitments to purchase mortgage-backed securities with total par values of $25,500,000 at December 31, 1995. The Company uses these contracts to hedge the interest rate risk on future investments that match policyholder liabilities, primarily related to guaranteed-rate products. Gains or losses realized on such contracts are included in the carrying value of the underlying anticipated investment. The Company is subject to the risk that the counterparties to such contracts would fail to deliver the securities to the Company on settlement date, if the Company were to hold the contract on that date. The Company's current cash balances and expected future cash flows are sufficient to settle the commitments under these forward contracts.

Included in the accompanying balance sheet are assets of $6,000,000 at December 31, 1995 related to The Capitol Life Insurance Company (CLICO) and its parent. CLICO is currently operating under supervision by the Colorado Division of Insurance. The Company anticipates that CLICO will continue as an ongoing enterprise. However, there can be no certainty that this will occur.


NOTE 8 -- RELATED PARTY TRANSACTIONS

The Company has marketing and administrative agreements with SFG and previously with its subsidiary, Holden Financial Company, under which these companies provide all of the Company's marketing and policyholder administration services. Amounts incurred under these agreements were $38,954,000, $31,183,000 and $26,026,000 for 1995, 1994 and 1993, respectively.

The Company has management agreements with SFG under which the latter provides certain personnel, administrative services and office space. Amounts incurred under these agreements were $4,308,000 in 1995 and 1994 and $4,248,000 in 1993.

The Company has investment advisory agreements with Security First Investment Management Corporation, a subsidiary of SFG. Fees of $4,756,000, $4,508,000 and $4,067,000 were paid in 1995, 1994 and 1993, respectively, pursuant to these agreements.

                                     PART C
                                OTHER INFORMATION

Item 24. Financial Statements and Exhibits

         (a)   Financial Statements contained herein

                  (1) Security First Life Separate Account A

                           None - The sale of Contracts had not commenced and,
                                  as a result, the Separate Account had no assets and no liabilities attributable to the Contracts as of the date of this filing.

                  (2) Security First Life Insurance Company

                           Part B - Depositor's financial statements with notes
         (b)      Exhibits - herewith
                  (1) Corporate Secretary's Certification of Resolution of Board of Directors of the Depositor authorizing the establishment of the Registrant*

                  (3) Distribution Agreement between the Registrant and the Principal Underwriter*

                  (4)      Form of Group Flexible Payment Variable Annuity
                           Contract*

                  (5) Form of Application for Group Flexible Payment Variable Annuity Contract*

                  (6) Copies of the certificate of Incorporation and the By-Laws of the Depositor*

                  (9)      Opinion and Consent of Counsel*

                  (10)     Consent of Independent Auditors - herewith

                  (15)     Organizational Chart of Depositor and Affiliates*

                  (16)     Powers of Attorney*

 * Previously filed by EDGAR with Form N-4 Registration Statement.

Item 25. Directors and Officers of the Depositor

The officers and directors of Security First Life Insurance Company are listed below. Their principal business address is 11365 West Olympic Boulevard, Los Angeles, California 90064.
Name                       Position and Offices with Depositor
----                       -----------------------------------
R. Brock Armstrong         Chairman of the Board and Director
Frank E. Farella           Director
Melvin M. Hawkrigg         Director
General P.X. Kelley        Director
Robert G. Mepham           Director, President and Chief Executive Officer
Richard C. Pearson         Director, Senior Vice President, General Counsel
                           and Secretary
Howard H. Kayton           Executive Vice President and Chief Actuary
Robert D. Badun            Senior Vice President, Investments
Jane F. Eagle              Senior Vice President, Finance
Peter R. Jones             Senior Vice President, Public Services
Cheryl M. MacGregor        Senior Vice President, Administration

Michael R. McCoy           Senior Vice President, Banking
Robert L. Pina             Senior Vice President, Human Resources
George R. Bateman          Vice President, Public Employees Services
James C. Turner            Vice President, Taxation
George J. Olah             Treasurer

Item 26. Persons Controlled by or under Common Control with Depositor of Registrant

The Registrant is a Separate Account of Security First Life Insurance Company ("depositor"). For a complete listing and diagram of all persons directly or indirectly controlled by or under common control with the depositor, see Exhibit 15.

Item 27. Number of Contractowners

There were no owners of the Contracts which are the subject of this registration statement as of this date.

Item 28. Indemnification

         None.

Item 29. Principal Underwriters

Security First Financial, Inc. is the principal underwriter for Security First Life Separate Account A.

The following are the directors and officers of Security First Financial, Inc. Their principal business address is 11365 West Olympic Boulevard, Los Angeles, California 90064.

Name                                   Position with Underwriter
----                                   -------------------------
Robert Grant Mepham                    Director and Chairman of the Board
Richard Carl Pearson                   Director, President, General Counsel and
                                       Secretary
Jane Frances Eagle                     Director, Senior Vice President, Finance
                                       and Treasurer
Howard H. Kayton                       Senior Vice President and Chief Actuary
James Cyrus Turner                     Vice President, Taxation and Assistant
                                       Secretary



                     Net Underwriting    Compensation on
Name of Principal    Discount and        Redemption or      Brokerage
Underwriter          Commissions*        Annuitization      Commission   Compensation
-----------          ------------        -------------      ----------   ------------
Security First       None                None               None         None
Financial, Inc.

*Fee paid by Security First Life Insurance Company for serving as underwriter.

Item 30. Location of Accounts and Records

Security First Financial, Inc., underwriter for the registrant, is located at 11365 West Olympic Boulevard, Los Angeles, California 90064. It maintains those accounts and records required to be maintained by it pursuant to Section 31(a) of the Investment Company Act and the rules promulgated thereunder.

Security First Life Insurance Company, the depositor for the registrant, is located at 11365 West Olympic Boulevard, Los Angeles, California 90064. It maintains those accounts and records required to be maintained by it pursuant to
Section 31(a) of the Investment Company Act and the rules promulgated thereunder and as custodian for the Registrant.

Security First Group, Inc. is located at 11365 West Olympic Boulevard, Los Angeles, California 90064. It performs substantially all of the recordkeeping and administrative services in connection with the Registrant.


Item 31. Management Services

None.

Item 32. Undertakings

Registrant makes the following undertakings:

a) to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;
b) to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remover to send for a Statement of Additional Information;
c) to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

d) Security First Life represents that the charges deducted under the Contracts described herein this registration statement are, in the aggregate, reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Security First Life.


403(b) Undertaking:

     The Registrant hereby represents that any contract offered by the prospectus and which is issued pursuant to Section 403(b) of the Internal Revenue Code of 1986, as amended, is issued by the Registrant in reliance upon, and in compliance with, the Securities and Exchange Commission's industry-wide no-action letter to the American Council of Life Insurance (publicly available November 28, 1988) which permits withdrawal restrictions to the extent necessary to comply with IRC Section 403(b)(11).

                                   SIGNATURES
As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it has duly caused this Post-Effective amendment to its Registration Statement to be signed on its behalf in the City of Los Angeles and State of California on this 7th day of January, 1997.


                                  SECURITY FIRST LIFE SEPARATE ACCOUNT A
                                         (Registrant)

                                  By SECURITY FIRST LIFE INSURANCE COMPANY
                                         (Sponsor)


                                  By     /s/ Robert G. Mepham
                                         ----------------------------
                                         Robert G. Mepham, President


As required by the Securities Act of 1933, this Post-Effective amendment to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature                         Title                              Date
---------                         -----                              ----
/s/ Robert G. Mepham              President, Director                January 7, 1997
----------------------
Robert G. Mepham


/s/ Jane F. Eagle                 Principal Financial and            January 7, 1997
----------------------
Jane F. Eagle                     Accounting Officer


R. Brock Armstrong*               Chairman, Director                 January 7, 1997
----------------------
R. Brock Armstrong


Melvin M. Hawkrigg*               Director                           January 7, 1997
----------------------
Melvin M. Hawkrigg


Paul X. Kelley*                   Director                           January 7, 1997
----------------------
Paul X. Kelley


Frank E. Farella*                 Director                           January 7, 1997
----------------------
Frank E. Farella


SIGNATURE                         TITLE                              DATE
---------                         -----                              ----

/s/ Richard C. Pearson            Director                           January 7, 1997
---------------------------
Richard C. Pearson



/s/ Richard C. Pearson                                               January 7, 1997
---------------------------
*(Richard C. Pearson as
Attorney-in-Fact for each
of the persons indicated)